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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-07148

Schwartz Investment Trust

(Exact name of registrant as specified in charter)

801 W. Ann Arbor Trail, Suite 244	Plymouth, Michigan	48170
	(Address of principal executive offices)	(Zip code)

George P. Schwartz

Schwartz Investment Counsel, Inc.  801 W. Ann Arbor Trail, Suite 244   Plymouth, MI 48170

(Name and address of agent for service)

Registrant's telephone number, including area code: (248) 644-8500

Date of fiscal year end:      December 31, 2014

Date of reporting period:    June 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.                          Reports to Stockholders.

SCHWARTZ VALUE FUND

VALUE INVESTING SINCE 1984

UNAUDITED

SEMI-ANNUAL REPORT

June 30, 2014

Shareholder Accounts c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246 (888) 726-0753	Corporate Offices 3707 W. Maple Road Suite 100 Bloomfield Hills, MI 48301

Schwartz Value Fund

Dear Fellow Shareowner:

U.S. equity investors enjoyed another period of generally rising stock prices during the first half of 2014. Stock market weakness in January and early February gave way to rising stock prices as the second quarter came to a close. For the first six months, Schwartz Value Fund (the “Fund”) was up 6.17%, versus 7.27% for the Fund’s benchmark, the Russell 1000 Index.

The Fund’s biggest winner so far in 2014 was the PNC Financial Services Group, Inc. warrants which we purchased about a year ago for $17.49 each. These warrants rose by 46% this year, due to the favorable operating performance of PNC Financial Services Group, Inc. (the Pittsburgh-based banking institution). A number of our oil & gas related holdings have also performed well this year. These businesses are experiencing healthy sales and profit outlooks, as oil prices have risen this year due to increasing global demand and ongoing geopolitical tensions in the Middle East. Covidien plc was another strong performer, as the company agreed to be acquired by Medtronic, Inc. for $93/share, which represented a significant premium to our $53 cost. The Fund’s five best performing securities this year are listed below:

Company	Industry	YTD Return
PNC Financial Services (warrants)	Financial Services	+46.4%
Cimarex Energy Company	Oil & Gas Exploration/Production	+37.1%
Baker Hughes Inc.	Oil & Gas Equipment & Services	+35.4%
Covidien plc	Medical Instruments & Supplies	+33.6%
Devon Energy Corporation	Oil & Gas Exploration/Production	+29.2%

On the negative side, consumer discretionary stocks have sharply underperformed this year. The Fund’s holdings in this sector were no exception, as three of our retail holdings, Coach, Inc., Bed Bath & Beyond Inc., and Rent-A-Center, Inc. have experienced weaker than expected results. These stocks are currently out of favor and appear to be selling very cheaply on several different valuation metrics. Despite the negative near-term outlook for each company, at depressed prices, all three stocks represent superb value in our view. As contrarians, we are willing to look beyond the near-term weakness and have added to each position. Even a minor improvement in operating results could translate into meaningful price appreciation in these shares. The five poorest performers so far this year are:

Company	Industry	YTD Return
Coach, Inc.	Retail – Consumer Goods	-38.1%
Ultratech, Inc.	Semiconductor Capital Equipment	-23.5%
Biglari Holdings, Inc.	Investment Management	-16.5%
Bed Bath & Beyond Inc.	Retail – Consumer Goods	-14.8%
Rent-A-Center, Inc.	Retail – Specialty	-12.5%

During the past six months, we liquidated several issues, as their stock prices reached our estimate of intrinsic value: Alliant Techsystems, Inc. (ATK), Hewlett-Packard Company (HPQ), Kohl’s Corporation (KSS), Outerwall Inc. (OUTR), and Stryker Corporation (SYK). As the stock market has risen sharply in the past 18 months, the number of new, attractive investment opportunities has diminished. However, we did purchase a few new positions recently that we believe provide the opportunity for significant gains in the future.

•	Barnes & Noble, Inc. (BKS) – Barnes & Noble operates the nation’s largest bookstore chain and also operates NOOK media, its e-book and e-reader business. We believe the stock price is mispriced. The common misconception is that the traditional bookstore business is in rapid decline due to the proliferation of online and digital book sales. In reality however, Barnes & Noble’s bookstore business remains quite profitable and generates strong cash flow. The company’s poor operating results in recent years have been primarily caused by malinvestment in the NOOK business. Fortunately, the NOOK losses have been pared and the company recently announced plans to enhance shareholder value by splitting into two companies – one company will operate the retail bookstores and the other company will operate the college bookstore business and NOOK e-book business.

•	EMC Corporation (EMC) – EMC is a $50 billion market cap, enterprise storage market leader. The company’s growth rate has slowed in recent years, but the business still generates a prodigious amount of free cash flow, which management has wisely allocated toward share repurchases. The balance sheet is solid with no net debt. With the stock price near a 3-year low we initiated a position.

•	Rowan Companies plc (RDC) – Rowan is a mid-cap off-shore oil & gas driller domiciled in the United Kingdom with operations around the world. The off-shore drilling sector is out-of-favor due to oversupply fears which could potentially cause a decline in day rates for off-shore drillers. However, we believe these concerns are overblown and are more than reflected in Rowan’s depressed share price. Historically a shallow water driller, Rowan recently entered the ultra deepwater (UDW) market with one UDW drillship placed into service earlier this year, and three more on the way. Rowan’s newer fleet compared to competitors should provide a significant competitive advantage as off-shore drilling demand increases in the years ahead.

Heading into the second half of the year, economic activity seems to be rebounding from the weather-hampered weakness experienced early in the year. Corporate earnings, buoyed by low interest rates and record profit margins, should set another record this year. Although the Federal Reserve has pursued a reduction in monetary stimulus by curtailing their quantitative easing (QE) program, the Fed has indicated a very accommodative monetary policy for the foreseeable future.

2

Despite the seemingly widespread optimism among economists, one has to be concerned about shrinking risk premiums, narrow credit spreads, and soaring junk bond prices. Also disconcerting is the high level of speculative activity in social media, internet, biotech and cloud computing. Further, despite the government’s insistence that inflation is low and subdued, the price of food, energy, healthcare, and financial assets (among other things), have all risen sharply in the past year.

Notwithstanding, we remain optimistic in regard to the Fund’s future investment results. Our style of value investing is not dependent upon macro-economic forecasts. Based on our fundamental research, value driven investment philosophy, the Fund owns a portfolio of securities that we believe will provide above average, long-term investment results. As always, our focus remains on selecting individual securities of well-managed businesses in sound financial condition, that are selling at prices significantly below our estimate of intrinsic value.

Thank you for being a shareholder in the Schwartz Value Fund.

With best regards,

George P. Schwartz, CFA Co-Portfolio Manager	Timothy S. Schwartz, CFA Co-Portfolio Manager

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, are available by calling the Fund at 1-888-726-0753.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the prospectus please visit our website at www.schwartzvaluefund.com or call 1-888-726-0753 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

3

SCHWARTZ VALUE FUND
TEN LARGEST EQUITY HOLDINGS
June 30, 2014 (Unaudited)

Shares	Security Description	Market Value	% of Net Assets
180,000	Unico American Corporation	$2,251,800	7.0%
18,900	Apple, Inc.	1,756,377	5.4%
3,673	Biglari Holdings, Inc.	1,553,569	4.8%
30,000	Avnet, Inc.	1,329,300	4.1%
40,000	Rowan Companies plc - Class A	1,277,200	3.9%
15,000	National Oilwell Varco, Inc.	1,235,250	3.8%
12,000	Apache Corporation	1,207,440	3.7%
50,000	Barnes & Noble, Inc.	1,139,500	3.5%
20,000	Ensco plc - Class A	1,111,400	3.4%
55,000	Western Union Company (The)	953,700	2.9%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	12.4%
Energy	25.5%
Financials	16.8%
Health Care	0.8%
Industrials	1.6%
Information Technology	19.5%
Materials	5.6%
Warrants	2.0%
Exchange-Traded Funds	2.0%
Open-End Funds	0.0	%(a)
Money Market Funds, Liabilities in Excess of Other Assets	13.8%
	100.0%

(a)	Percentage rounds to less than 0.1%.

4

SCHWARTZ VALUE FUND
SCHEDULE OF INVESTMENTS
June 30, 2014 (Unaudited)

COMMON STOCKS — 82.2%	Shares	Market Value
Consumer Discretionary — 12.4%
Diversified Consumer Services — 1.9%
Apollo Education Group, Inc. *	20,000	$625,000

Hotels, Restaurants & Leisure — 4.8%
Biglari Holdings, Inc. *	3,673	1,553,569

Specialty Retail — 5.5%
Barnes & Noble, Inc. *	50,000	1,139,500
Bed Bath & Beyond, Inc. *	1,000	57,380
Rent-A-Center, Inc.	20,000	573,600
		1,770,480
Textiles, Apparel & Luxury Goods — 0.2%
Coach, Inc.	2,000	68,380

Energy — 25.5%
Energy Equipment & Services — 15.1%
Atwood Oceanics, Inc. *	14,000	734,720
Baker Hughes Incorporated	7,000	521,150
Ensco plc - Class A	20,000	1,111,400
National Oilwell Varco, Inc.	15,000	1,235,250
Rowan Companies plc - Class A	40,000	1,277,200
		4,879,720
Oil, Gas & Consumable Fuels — 10.4%
Apache Corporation	12,000	1,207,440
Cimarex Energy Company	1,000	143,460
Devon Energy Corporation	10,000	794,000
Phillips 66	4,000	321,720
Rosetta Resources, Inc. *	15,000	822,750
Southwestern Energy Company *	2,000	90,980
		3,380,350
Financials — 16.8%
Capital Markets — 2.3%
Bank of New York Mellon Corporation (The)	20,000	749,600

Consumer Finance — 0.7%
EZCORP, Inc.- Class A *	20,000	231,000

Diversified Financial Services — 2.9%
Western Union Company (The)	55,000	953,700

5

SCHWARTZ VALUE FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 82.2% (Continued)	Shares	Market Value
Financials — 16.8% (Continued)
Insurance — 10.9%
Berkshire Hathaway, Inc. - Class A *	4	$759,602
Progressive Corporation (The)	20,000	507,200
Unico American Corporation *	180,000	2,251,800
		3,518,602
Health Care — 0.8%
Health Care Equipment & Supplies — 0.8%
Covidien plc	3,000	270,540

Industrials — 1.6%
Road & Rail — 1.2%
CSX Corporation	12,000	369,720

Trading Companies & Distributors — 0.4%
NOW, Inc. *	3,750	135,787

Information Technology — 19.5%
Communications Equipment — 1.8%
Cisco Systems, Inc.	23,000	571,550

Electronic Equipment, Instruments & Components — 4.1%
Avnet, Inc.	30,000	1,329,300

IT Services — 1.9%
Teradata Corporation *	15,000	603,000

Semiconductors & Semiconductor Equipment — 1.7%
Ultratech, Inc. *	25,000	554,500

Software — 2.8%
Microsoft Corporation	20,000	834,000
Oracle Corporation	2,000	81,060
		915,060
Technology Hardware, Storage & Peripherals — 7.2%
Apple, Inc.	18,900	1,756,377
EMC Corporation	22,000	579,480
		2,335,857

6

SCHWARTZ VALUE FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 82.2% (Continued)	Shares	Market Value
Materials — 5.6%
Metals & Mining — 5.6%
Barrick Gold Corporation	35,000	$640,500
Goldcorp, Inc.	20,000	558,200
Kinross Gold Corporation *	150,000	621,000
		1,819,700

Total Common Stocks (Cost $20,204,508)		$26,635,415

WARRANTS — 2.0%	Shares	Market Value
Financials — 2.0%
Banks — 2.0%
PNC Financial Services Group, Inc. (The) * (Cost $437,198)	25,000	$646,750

EXCHANGE-TRADED FUNDS — 2.0%	Shares	Market Value
iShares Gold Trust *	10,000	$128,800
SPDR Gold Shares *	4,000	512,160
Total Exchange-Traded Funds (Cost $544,204)		$640,960

OPEN-END FUNDS — 0.0% (a)	Shares	Market Value
Sequoia Fund, Inc. * (Cost $8,448)	64	$14,141

7

SCHWARTZ VALUE FUND
SCHEDULE OF INVESTMENTS
(Continued)

MONEY MARKET FUNDS — 14.0%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (b)	1,497,407	$1,497,407
Federated Treasury Obligations Fund - Institutional Shares, 0.01% (b)	1,487,408	1,487,408
Federated U.S. Treasury Cash Reserves Fund - Institutional Shares, 0.01% (b)	1,487,407	1,487,407
Invesco Short-Term Investments Trust (The) - Treasury Portfolio - Institutional Class, 0.01% (b)	57,543	57,543
Total Money Market Funds (Cost $4,529,765)		$4,529,765

Total Investments at Market Value — 100.2% (Cost $25,724,123)		$32,467,031

Liabilities in Excess of Other Assets — (0.2%)		(74,524)

Net Assets — 100.0%		$32,392,507

*	Non-income producing security.

(a)	Percentage rounds to less than 0.1%.

(b)	The rate shown is the 7-day effective yield as of June 30, 2014.

See notes to financial statements.

8

SCHWARTZ VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2014 (Unaudited)

ASSETS
Investments, at market value (cost of $25,724,123) (Note 1)	$32,467,031
Receivable for capital shares sold	100
Dividends receivable	7,158
Other assets	8,588
TOTAL ASSETS	32,482,877

LIABILITIES
Payable for capital shares redeemed	5,000
Payable to Adviser (Note 2)	74,763
Payable to administrator (Note 2)	3,540
Other accrued expenses	7,067
TOTAL LIABILITIES	90,370

NET ASSETS	$32,392,507

NET ASSETS CONSIST OF:
Paid-in capital	$22,896,312
Accumulated net investment loss	(19,010)
Accumulated net realized gains from security transactions	2,772,297
Net unrealized appreciation on investments	6,742,908
NET ASSETS	$32,392,507

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,069,221

Net asset value, offering price and redemption price per share (Note 1)	$30.30

See notes to financial statements.

9

SCHWARTZ VALUE FUND
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2014 (Unaudited)

INVESTMENT INCOME
Dividends (Net of foreign tax of $938)	$210,882

EXPENSES
Investment advisory fees (Note 2)	148,133
Administration, accounting and transfer agent fees (Note 2)	21,050
Trustees’ fees and expenses (Note 2)	19,193
Legal and audit fees	17,134
Registration and filing fees	8,693
Custodian and bank service fees	3,348
Printing of shareholder reports	3,254
Postage and supplies	2,554
Compliance service fees and expenses (Note 2)	901
Insurance expense	754
Other expenses	4,878
TOTAL EXPENSES	229,892

NET INVESTMENT LOSS	(19,010)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from security transactions	2,772,297
Net change in unrealized appreciation/depreciation on investments	(877,551)
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	1,894,746

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,875,736

See notes to financial statements.

10

SCHWARTZ VALUE FUND
 STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
FROM OPERATIONS
Net investment loss	$(19,010)	$(43,290)
Net realized gains from security transactions	2,772,297	2,262,489
Net realized gains from in-kind redemptions (Note 1)	—	1,247,364
Net change in unrealized appreciation/depreciation on investments	(877,551)	3,664,716
Net increase in net assets resulting from operations	1,875,736	7,131,279

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains on investments	—	(579,393)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	151,278	1,580,993
Reinvestment of distributions to shareholders	—	526,246
Payments for shares redeemed	(1,664,842)	(7,202,098)
Net decrease in net assets from capital share transactions	(1,513,564)	(5,094,859)

TOTAL INCREASE IN NET ASSETS	362,172	1,457,027

NET ASSETS
Beginning of period	32,030,335	30,573,308
End of period	$32,392,507	$32,030,335

ACCUMULATED NET INVESTMENT LOSS	$(19,010)	$—

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	5,285	62,146
Shares issued in reinvestment of distributions to shareholders	—	18,523
Shares redeemed	(58,248)	(270,322)
Net decrease in shares outstanding	(52,963)	(189,653)
Shares outstanding, beginning of period	1,122,184	1,311,837
Shares outstanding, end of period	1,069,221	1,122,184

See notes to financial statements.

11

SCHWARTZ VALUE FUND
 FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended Dec. 31, 2013	Year Ended Dec. 31, 2012	Year Ended Dec. 31, 2011	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009
Net asset value at beginning of period	$28.54		$23.31	$22.33	$21.21	$19.04	$14.12

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		(0.04)	0.23	0.07	0.11	(0.01)
Net realized and unrealized gains on investments	1.78		5.80	0.98	1.12	2.17	4.93
Total from investment operations	1.76		5.76	1.21	1.19	2.28	4.92

Less distributions:
From net investment income	—		—	(0.23)	(0.07)	(0.11)	—
From net realized gains on investments	—		(0.53)	—	—	—	—
Total distributions	—		(0.53)	(0.23)	(0.07)	(0.11)	—

Net asset value at end of period	$30.30		$28.54	$23.31	$22.33	$21.21	$19.04

Total return (a)	6.2	%(b)	24.7%	5.4%	5.6%	12.0%	34.8%

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$32,393		$32,030	$30,573	$36,654	$35,161	$34,369

Ratio of expenses to average net assets	1.47	%(c)	1.45%	1.41%	1.38%	1.43%	1.55%

Ratio of net investment income (loss) to average net assets	(0.12	)%(c)	(0.13%)	0.90%	0.32%	0.52%	(0.07%)

Portfolio turnover rate	31	%(b)	57%	62%	75%	69%	73%

(a)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.

(c)	Annualized.

See notes to financial statements.

12

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS
June 30, 2014 (Unaudited)

1.	Significant Accounting Policies

Schwartz Value Fund (the “Fund”) is a diversified series of Schwartz Investment Trust (the “Trust”), an open-end management investment company established as an Ohio business trust under a Declaration of Trust dated August 31, 1992. The Fund is registered under the Investment Company Act of 1940 and commenced operations on July 20, 1993.

The investment objective of the Fund is to seek long-term capital appreciation. See the Prospectus for information regarding the principal investment strategies of the Fund.

Shares of the Fund are sold at net asset value. To calculate the net asset value, the Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The offering price and redemption price per share are equal to the net asset value per share.

The following is a summary of significant accounting policies followed by the Fund:

(a) Valuation of investments — Securities which are traded on stock exchanges, other than NASDAQ, are valued at the closing sales price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price or, if an official close price is not available, at the most recently quoted bid price. Securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid price. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Investments representing shares of other open-end investment companies are valued at their net asset value as reported by such companies. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees, and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Fund’s net asset value calculation. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures. Short-term instruments (those with remaining maturities of 60 days or less at the time of purchase) may be valued at amortized cost, which approximates market value.

Accounting principles generally accepted in the United States (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements.

13

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•      Level 1 – quoted prices in active markets for identical securities

•      Level 2 – other significant observable inputs

•      Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments, by security type, as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Common Stocks	$26,635,415	$—	$—	$26,635,415
Warrants	646,750	—	—	646,750
Exchange-Traded Funds	640,960	—	—	640,960
Open-End Funds	14,141	—	—	14,141
Money Market Funds	4,529,765	—	—	4,529,765
Total	$32,467,031	$—	$—	$32,467,031

Refer to the Fund’s Schedule of Investments for a listing of the securities by industry type. As of June 30, 2014, the Fund did not have any transfers in and out of any Level. There were no Level 2 or 3 securities or derivative instruments held by the Fund as of June 30, 2014. It is the Fund’s policy to recognize transfers into and out of any Level at the end of the reporting period.

(b) Income taxes — The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized gains are distributed in accordance with the Code. Accordingly, no provision for income tax has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98.2% of its net realized capital gains plus undistributed amounts from prior years.

14

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

The following information is computed on a tax basis for each item as of June 30, 2014:

Federal income tax cost	$25,724,123
Gross unrealized appreciation	$6,951,867
Gross unrealized depreciation	(208,959)
Net unrealized appreciation	6,742,908
Accumulated ordinary loss	(19,010)
Other gains	2,772,297
Accumulated earnings	$9,496,195

During the year ended December 31, 2013, the Fund realized $1,247,364 of net capital gains resulting from in-kind redemptions – in which shareholders who redeemed Fund shares received securities held by the Fund rather than cash. The Fund recognizes a gain on in-kind redemptions to the extent that the value of the distributed securities on the date of redemption exceeds the cost of those securities. Such gains are not taxable to the Fund and are not required to be distributed to shareholders.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for the current and all open tax years (tax years ended December 31, 2010 through December 31, 2013) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

(c) Security transactions and investment income — Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Dividends and distributions — Dividends from net investment income and distributions of net capital gains, if any, are declared and paid annually in December. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid during the periods ended June 30, 2014 and December 31, 2013 was long-term capital gains.

(e) Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f) Common expenses — Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

15

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

2.	Investment Advisory Agreement and Transactions with Related Parties

The Chairman and President of the Trust is also the Chairman and Chief Investment Officer of Schwartz Investment Counsel, Inc. (the “Adviser”). Certain other officers of the Trust are officers of the Adviser, or of Ultimus Fund Solutions, LLC (“Ultimus”), the administrative, accounting and transfer agent for the Fund, or of Ultimus Fund Distributors, LLC (the “Distributor”), the Fund’s principal underwriter.

Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is responsible for the management of the Fund and provides investment advice along with the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Adviser receives from the Fund a quarterly fee at the annual rate of 0.95% per annum of the Fund’s average daily net assets.

The Chief Compliance Officer of the Trust (the “CCO”) is an employee of the Adviser. The Trust pays the Adviser a fee for providing CCO services, of which the Fund pays its proportionate share along with the other series of the Trust. In addition, the Trust reimburses the Adviser for out-of-pocket expenses incurred, if any, for providing these services.

Pursuant to a Mutual Fund Services Agreement between the Trust and Ultimus, Ultimus supplies regulatory and compliance services, calculates the daily net asset value per share, maintains the financial books and records of the Fund, maintains the records of each shareholder’s account, and processes purchases and redemptions of the Fund’s shares. For these services Ultimus receives fees computed at an annual rate of the daily net assets of the Fund, subject to a minimum monthly fee.

Pursuant to a Distribution Agreement between the Trust and the Distributor, the Distributor serves as the Fund’s exclusive agent for the distribution of its shares. The Distributor is an affiliate of Ultimus.

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus receives from the Trust an annual retainer of $26,000 (except that such fee is $32,000 for the Lead Independent Trustee and $13,000 for any Emeritus Trustee), payable quarterly, and a fee of $4,750 for attendance at each meeting of the Board of Trustees (except that such fee is $2,375 for any Emeritus Trustee), plus reimbursement of travel and other expenses incurred in attending meetings.

3.	Investment Transactions

During the six months ended June 30, 2014, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments and U.S. government securities, amounted to $8,883,985 and $12,074,699, respectively.

16

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

4.	Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

5.	Sector Risk

If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s net asset value per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of the Fund’s portfolio will be adversely affected. As of June 30, 2014, the Fund had 25.5% of the value of its net assets invested in stocks within the energy sector.

6.	Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

17

SCHWARTZ VALUE FUND
ABOUT YOUR FUND’S EXPENSES
(Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The ongoing costs reflected in the table below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (January 1, 2014) and held until the end of the period (June 30, 2014).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the result does not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s Prospectus.

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,061.70	$7.51
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.50	$7.35

*	Expenses are equal to the Fund’s annualized expense ratio of 1.47% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

18

SCHWARTZ VALUE FUND
APPROVAL OF ADVISORY AGREEMENT
(Unaudited)

At an in-person meeting held on February 5, 2014, the Board of Trustees, including the Independent Trustees voting separately, approved the continuation of the Schwartz Value Fund’s (the “Fund”) Advisory Agreement with Schwartz Investment Counsel, Inc (the “Adviser”).

The Independent Trustees were advised and assisted throughout the process of their evaluation by independent legal counsel experienced in matters relating to the investment management industry. The Independent Trustees received advice from their independent counsel, including a legal memorandum, on the standards and obligations in connection with their consideration of the continuation of the Advisory Agreement. The Trustees also received and reviewed relevant information provided by the Adviser in response to requests of the Independent Trustees and their legal counsel to assist in their evaluation of the terms of the Advisory Agreement, including whether the Advisory Agreement continues to be in the best interests of the Fund and its shareholders. The Trustees reviewed, among other things: (1) industry data comparing the advisory fees and expense ratio of the Fund with those of comparable investment companies and any institutional accounts under the management of the Adviser; (2) comparative performance information; (3) the Adviser’s revenues for providing services to the Fund; and (4) information about the Adviser’s portfolio managers, investment process, compliance program and risk management processes.

The Independent Trustees took into account that they meet with the portfolio manager of the Fund at regularly scheduled meetings over the course of the year to discuss the portfolio positioning, portfolio composition, and investment program for the Fund. They also considered that they receive at regularly scheduled meetings reports on the Fund’s investment results and the returns of comparative market indices. The Trustees considered various factors, among them:

•	the nature, extent and quality of the services provided by the Adviser;

•	the fees charged for those services and the Adviser’s profitability with respect to the Fund (and the methodology by which such profitability was calculated);

•	the Fund’s performance;

•	the extent to which economies of scale may be realized as the Fund grows; and

•	whether current fee levels reflect these economies of scale for the benefit of the Fund’s shareholders.

Prior to voting, the Independent Trustees discussed the continuance of the Advisory Agreement with management and also met in executive session with their independent legal counsel at which no representatives of the Adviser were present.

In their consideration of the nature and quality of services provided to the Fund, the Trustees evaluated the responsibilities of the Adviser under the Advisory Agreement and the investment management process applied to the Fund. The Trustees reviewed the background, education and experience of the Adviser’s key investment, research and operational personnel. The Trustees considered the overall strength and stability of the Adviser and the arrangements that have been made by the Adviser to address succession

19

SCHWARTZ VALUE FUND
APPROVAL OF ADVISORY AGREEMENT
(Unaudited)(Continued)

planning. The Trustees discussed and considered the quality of administrative and other services provided to the Fund, the Adviser’s compliance program, and the Adviser’s role in coordinating such services and programs.

The Trustees reviewed the advisory fees paid by the Fund under the Advisory Agreement and compared such fees to the advisory fees paid by similar mutual funds as compiled by Morningstar, Inc. (“Morningstar”). The Trustees also compared the total operating expense ratio of the Fund with expense ratios of representative funds with similar investment objectives considered to be within its Morningstar peer group. In considering the Fund’s advisory fee, the Trustees evaluated the Adviser’s investment management capabilities within the context of the financial markets and the Fund’s long-term investment goals. The Trustees concluded that, based upon the investment strategies of the Fund and the quality of services provided by the Adviser, the advisory fees paid by the Fund are reasonable.

The Trustees reviewed the Adviser’s analysis of its profitability in managing the Fund during the period ended November 30, 2013, including the methodology by which that profitability analysis was calculated. The Trustees considered that the Adviser may receive, in addition to the advisory fee, certain indirect benefits from serving as the Fund’s investment adviser, including various research services as a result of the placement of the Fund’s portfolio brokerage. The Trustees considered the costs of the Adviser to provide ongoing services to the Fund, including staffing costs and costs to maintain systems and resources that support portfolio trading, research and other portfolio management functions. Based upon their review of the financial statements of the Adviser, the Trustees concluded that the Adviser possesses the resources necessary to retain qualified professionals to support the research, advisory and administrative operations of the Fund.

The Trustees considered both the short-term and long-term investment results of the Fund in light of its primary objective of seeking long-term capital appreciation. The Trustees considered the Fund’s historical performance over various periods ended November 30, 2013, as it compared to the returns of relevant indices. Based upon their review, the Trustees observed that the Fund’s return for each of the one-year, three-year, five-year and ten-year periods ended November 30, 2013 was below the returns of both the Russell 1000 Index (representative of the large-cap segment of the U.S. equity universe) and the S&P 500 Index (an index of 500 stocks in the U.S. equity universe) over those same periods. The Trustees considered the risk characteristics of the Fund and the Adviser’s low risk, value-oriented investment process. The Trustees took note that the Adviser’s conservative approach to stock selections was unable to keep pace with the strong returns of the broader Russell 1000 Index and the S&P 500 Index during the one-year period ended November 30, 2013. In view of all the factors considered, the Trustees concluded that the Fund’s investment results have been satisfactory and the quality of the services provided by the Adviser combined with its long-term record of managing the Fund supports their view that its continued management should benefit the Fund and its shareholders.

20

SCHWARTZ VALUE FUND
APPROVAL OF ADVISORY AGREEMENT
(Unaudited)(Continued)

The Trustees considered the existence of any economies of scale and whether those would be passed along to the Fund’s shareholders. Given the Fund’s current asset levels, the Trustees concluded that it would not be relevant to consider the extent to which economies of scale are being realized and that it is not necessary or appropriate at this time to consider adding fee breakpoints to the advisory fee schedule for the Fund.

In approving the Advisory Agreement, the Independent Trustees reached the following additional conclusions: (i) the Fund’s performance over the past year has been satisfactory; (ii) the nature, extent and quality of services provided by the Adviser are satisfactory; (iii) the advisory fees and total expenses of the Fund are competitive with comparably managed mutual funds and are acceptable, and the profits of the Adviser are reasonable and represent a fair and entrepreneurial profit in light of the quality and scope of services that are provided to the Fund; (iv) the Adviser has demonstrated its commitment to providing shareholders with additional opportunities to participate in economies of scale by previously reducing the advisory fee rate of the Fund; and (v) that it was not relevant to consider the extent to which economies of scale are being realized at the Fund’s current net assets.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the continuance of the Advisory Agreement. Rather, the Trustees concluded, in light of a weighing and balancing of all factors considered, that it would be in the best interests of the Fund and its shareholders to renew the Advisory Agreement for an additional annual period.

21

SCHWARTZ VALUE FUND
OTHER INFORMATION
(Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free (888) 726-0753, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free (888) 726-0753, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling (888) 726-0753. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

SCHWARTZ VALUE FUND
INVESTMENT PHILOSOPHY
(Unaudited)

Schwartz Value Fund (the “Fund”) seeks long-term capital appreciation through value investing – purchasing shares of strong, growing companies at reasonable prices. The Fund invests in companies of all sizes from large-caps to micro-caps. Fundamental analysis is used to identify companies with outstanding business characteristics. Sometimes the best values are issues not followed closely by Wall Street analysts.

Most value investors buy fair companies at an excellent price. The Fund attempts to buy excellent companies at a fair price. The essence of value investing is finding companies with great business characteristics, which by their nature offer a margin of safety. A truly fine business requires few assets to provide a consistently expanding stream of income. The Fund purchases shares which are temporarily out-of-favor and selling below intrinsic value.

A common thread in the Fund’s investments is that the market price is often below what a corporate or entrepreneurial buyer might be willing to pay for the entire business. The auction nature and the inefficiencies of the stock market are such that the Fund can sometimes buy a minority interest in a fine company at a small fraction of the price per share necessary to acquire the entire company.

22

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Schwartz Value Fund
series of Schwartz Investment Trust
801 W. Ann Arbor Trail, Suite 244
Plymouth, Michigan 48170

Board of Trustees
George P. Schwartz, CFA, Chairman
John E. Barnds, Emeritus
Louis C. Bosco, Jr.
Donald J. Dawson, Jr., Lead Independent Trustee
Joseph M. Grace
John J. McHale, Jr.

Executive Officers
George P. Schwartz, CFA, President
Richard L. Platte, Jr., CFA, Vice President/Secretary
Robert C. Schwartz, CFP, Vice President
Timothy S. Schwartz, CFA, Treasurer
Cathy M. Stoner, CPA, IACCP, Chief Compliance Officer

5060 Annunciation Circle, Suite 101
Ave Maria, Florida 34142

Distributor
ULTIMUS FUND DISTRIBUTORS, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Custodian
US BANK, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

Administrator
ULTIMUS FUND SOLUTIONS, LLC
P.O. Box 46707
Cincinnati, Ohio 45246

Independent Registered
Public Accounting Firm
DELOITTE & TOUCHE LLP
111 S. Wacker Drive
Chicago, Illinois 60606

Legal Counsel
SULLIVAN & WORCESTER LLP
1666 K Street, NW, Suite 700
Washington, DC 20006

SCHWARTZ INVESTMENT TRUST

AVE MARIA MUTUAL FUNDS

Ave Maria Catholic Values Fund

Ave Maria Growth Fund

Ave Maria Rising Dividend Fund

Ave Maria Opportunity Fund

Ave Maria World Equity Fund

Ave Maria Bond Fund

UNAUDITED

Semi-Annual Report

JUNE 30, 2014

Shareholder Accounts c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246 (888) 726-9331	Corporate Offices 3707 W. Maple Road Suite 100 Bloomfield Hills, MI 48301 (248) 644-8500 Fax (248) 644-4250

Dear Fellow Shareholders of:

Ave Maria Catholic Values Fund (AVEMX)
Ave Maria Growth Fund (AVEGX)
Ave Maria Rising Dividend Fund (AVEDX)
Ave Maria Opportunity Fund (AVESX)
Ave Maria World Equity Fund (AVEWX)
Ave Maria Bond Fund (AVEFX)
Ave Maria Money Market Account

With the world in disarray in so many places and the only superpower nation seemingly without leadership, it’s amazing that the United States stock market has done as well as it has so far this year. 2014 is unlikely to produce another 30%+ year like 2013, but it may still be a decent year for the S&P 500 Index  (up 7.14% for the first half). Those with elevated expectations for investment returns this year may be disappointed.

What has kept stock prices generally rising? Continued corporate profit growth, dividend increases, and stock buybacks have certainly helped a lot. In addition, Merger & Aquisition and Private Equity activity, fueled by Federal Reserve (the “Fed”) induced nearly free money, has served as a rocket booster to this bull market. Much has been written about the Fed’s controversial ZIRP (zero interest rate policy). After five years of ZIRP and Quantitative Easing, monetary policy has failed to increase employment, as the labor participation rate in the United States, has never been lower. Moreover, the Fed’s highly stimulative monetary policies have also caused dislocations and disincentives which we believe will have serious unintended consequences, not the least of which is an inflationary outcome. So stay tuned.

An interesting political campaign season will be here soon. One can only hope that more pro-growth Senators can be elected to help thwart the European style socialism and oppressive regulatory environment of this administration. In our view economic growth is the key to job creation and a better standard of living for all Americans. As always, our prayers are for more pro-life politicians to get elected. This will be a critically important election in November 2014. Be sure to vote for the candidates who share your values.

Over 60,000 people in all 50 states have invested in the Ave Maria Mutual Funds. I’m glad you are one of them.

Sincerely,

George P. Schwartz, CFA
 Chairman & President

July 31, 2014

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

The Letter to Shareholders and the Portfolio Manager Commentaries that follow seek to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. Keep in mind that the information and opinions cover the period through the date of this report.

AVE MARIA MUTUAL FUNDS
TABLE OF CONTENTS

Ave Maria Catholic Values Fund:
Portfolio Manager Commentary	2
Ten Largest Equity Holdings	4
Asset Allocation	4
Schedule of Investments	5

Ave Maria Growth Fund:
Portfolio Manager Commentary	8
Ten Largest Equity Holdings	10
Asset Allocation	10
Schedule of Investments	11

Ave Maria Rising Dividend Fund:
Portfolio Manager Commentary	14
Ten Largest Equity Holdings	16
Asset Allocation	16
Schedule of Investments	17

Ave Maria Opportunity Fund:
Portfolio Manager Commentary	21
Ten Largest Equity Holdings	24
Asset Allocation	24
Schedule of Investments	25

Ave Maria World Equity Fund:
Portfolio Manager Commentary	29
Ten Largest Equity Holdings	31
Asset Allocation	31
Schedule of Investments	32
Summary of Common Stocks by Country	35

Ave Maria Bond Fund:
Portfolio Manager Commentary	36
Ten Largest Holdings	37
Asset Allocation	37
Schedule of Investments	38

Statements of Assets and Liabilities	43

Statements of Operations	45

AVE MARIA MUTUAL FUNDS
TABLE OF CONTENTS
(Continued)

Statements of Changes in Net Assets:
Ave Maria Catholic Values Fund	47
Ave Maria Growth Fund	48
Ave Maria Rising Dividend Fund	49
Ave Maria Opportunity Fund	50
Ave Maria World Equity Fund	51
Ave Maria Bond Fund	52

Financial Highlights:
Ave Maria Catholic Values Fund	53
Ave Maria Growth Fund	54
Ave Maria Rising Dividend Fund	55
Ave Maria Opportunity Fund	56
Ave Maria World Equity Fund	57
Ave Maria Bond Fund	58

Notes to Financial Statements	59

About Your Funds’ Expenses	70

Other Information	73

Approval of Advisory Agreements	74

This report is for the information of the shareholders of the Ave Maria Mutual Funds. To obtain a copy of the prospectus, please visit our website at www.avemariafunds.com or call 1-888-726-9331 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Ave Maria Mutual Funds are distributed by Ultimus Fund Distributors, LLC.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Mutual Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA CATHOLIC VALUES FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited)

Dear Fellow Shareholder:

The Ave Maria Catholic Value Fund (the “Fund”) had a total return of 3.77% for the six months ended June 30, 2014. The return for the S&P 500 Index was 7.14%.

Since inception on May 1, 2001, the cumulative and annualized returns for the Fund compared to its benchmark were:

	Since 5-01-01 Inception through 6-30-14 Total Returns
	Cumulative	Annualized
Ave Maria Catholic Values Fund (AVEMX)	175.07%	7.99%
S&P 500 Index	100.79%	5.44%

Notwithstanding the first quarter weather-induced 2.9% GDP decline in this country, the world’s economies, led by the United States, are slowly returning to more normal growth six years after the global financial crisis. Unemployment has dropped to 6.1%, wages are rising and household debt is declining. Core inflation, as measured by the government, is near 2%, and the Fed’s asset purchase program is winding down. Even so, monetary policy remains very accommodative and looks to remain that way through at least year end. Corporate profits continue to grind higher and overall sentiment remains complacent. With interest rates near all-time lows and the last bear market fading from investors’ collective memory, equities continue to gain favor. There appears to be no viable alternative for generating long-term positive real returns. It seems “slow and steady” wins the race.

Conditions would appear to be nearly ideal for stocks, but we know that they won’t last forever. Inflation will likely accelerate soon. Food and energy prices have moved up, and labor costs, which are near all-time lows as a percent of corporate revenues, will eventually rise, putting pressure on profits. At some point the Fed will tighten policy and higher interest rates will also hurt profit margins. These events normally happen in the latter part of the economic cycle. No one knows how long this cycle will last, but this is the fifth year of recovery. Perhaps because of the slow recovery, this will be an extended cycle. This is the sixth year of the equity bull market, already longer than most. Hopefully it also will be extended, but the market’s strong performance makes us prudently cautious.

AVE MARIA CATHOLIC VALUES FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

During the first six months of this year the Fund initiated five new stock positions. Two in the energy sector: Peabody Energy Corporation (coal) and Rowan Companies plc. (offshore drilling) Both of these issues are deeply depressed and trade very cheaply on normalized earnings, which should improve as demand returns. Additional new positions were: Abbott Laboratories (medical products), Knowles Corporation (electronic components) which was recently spun out of Dover Corporation, and Barnes & Noble, Inc. (book retailing) where profitability should improve with outsourcing the production of its Nook electronic reader to Samsung. All of these companies comply with the Ave Maria Funds’ moral screens.

Nine stocks were eliminated from the Fund: Ryland Group, Inc. (homebuilding), General Cable Corporation (wire & cable manufacturing), Bank of New York Mellon Corporation, MasterCard, Inc., AbbVie, Inc. (pharmaceuticals), Patterson Companies, Inc. (dental and veterinary supplies), Genuine Parts Company (automotive and industrial parts distribution), Joy Global, Inc. (mining machinery), and International Business Machines Corporation (technology).

Stocks which contributed positively to Fund performance year to date were: Halliburton Company and Anadarko Petroleum Corporation (energy), Covidien plc (medical devices), Advance Auto Parts, Inc. (distribution) and Hewlett-Packard Company (technology). Stocks performing the worst were: GNC Holdings, Inc., (nutritional supplements), Coach, Inc. (luxury retail), Teradata Corporation (technology), Chico’s FAS, Inc. (women’s apparel retail), and Crocs, Inc. (footwear).

Thank you for your continued commitment to the Fund.

George P. Schwartz, CFA	Gregory R. Heilman, CFA
Co-Portfolio Manager	Co-Portfolio Manager

AVE MARIA CATHOLIC VALUES FUND
TEN LARGEST EQUITY HOLDINGS
June 30, 2014 (Unaudited)

Shares	Company	Market Value	% of Net Assets
170,000	Halliburton Company	$12,071,700	4.7%
225,000	Teradata Corporation	9,045,000	3.5%
80,000	Anadarko Petroleum Corporation	8,757,600	3.4%
500,000	Chico's FAS, Inc.	8,480,000	3.3%
110,000	Fluor Corporation	8,459,000	3.3%
70,000	United Technologies Corporation	8,081,500	3.2%
165,000	Lowe's Companies, Inc.	7,918,350	3.1%
300,000	EMC Corporation	7,902,000	3.1%
90,000	Phillips 66	7,238,700	2.8%
80,000	Covidien plc	7,214,400	2.8%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	23.7%
Energy	16.9%
Financials	14.4%
Health Care	11.8%
Industrials	8.4%
Information Technology	12.1%
Materials	1.7%
Warrants	1.1%
Exchange-Traded Funds	1.4%
Money Market Funds, Liabilities in Excess of Other Assets	8.5%
100.0%

AVE MARIA CATHOLIC VALUES FUND
SCHEDULE OF INVESTMENTS
June 30, 2014 (Unaudited)

COMMON STOCKS — 89.0%	Shares	Market Value
Consumer Discretionary — 23.7%
Auto Components — 0.9%
Gentex Corporation	75,000	$2,181,750

Diversified Consumer Services — 2.1%
Apollo Education Group, Inc. *	175,000	5,468,750

Household Durables — 2.2%
PulteGroup, Inc.	275,000	5,544,000

Specialty Retail — 14.5%
Advance Auto Parts, Inc.	50,000	6,746,000
Barnes & Noble, Inc. *	300,000	6,837,000
Chico's FAS, Inc.	500,000	8,480,000
GNC Holdings, Inc. - Class A	210,000	7,161,000
Lowe's Companies, Inc.	165,000	7,918,350
		37,142,350
Textiles, Apparel & Luxury Goods — 4.0%
Coach, Inc.	45,000	1,538,550
Crocs, Inc. *	350,000	5,260,500
VF Corporation	55,000	3,465,000
		10,264,050
Energy — 16.9%
Energy Equipment & Services — 6.0%
Halliburton Company	170,000	12,071,700
Rowan Companies plc - Class A	100,000	3,193,000
		15,264,700
Oil, Gas & Consumable Fuels — 10.9%
Anadarko Petroleum Corporation	80,000	8,757,600
Devon Energy Corporation	60,000	4,764,000
Peabody Energy Corporation	175,000	2,861,250
Phillips 66	90,000	7,238,700
Range Resources Corporation	50,000	4,347,500
		27,969,050
Financials — 14.4%
Banks — 4.2%
PNC Financial Services Group, Inc. (The)	65,000	5,788,250
U.S. Bancorp	115,000	4,981,800
		10,770,050
Capital Markets — 1.9%
Federated Investors, Inc. - Class B	160,000	4,947,200

Diversified Financial Services — 2.7%
Western Union Company (The)	400,000	6,936,000

AVE MARIA CATHOLIC VALUES FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 89.0% (Continued)	Shares	Market Value
Financials — 14.4% (Continued)
Insurance — 4.5%
Alleghany Corporation *	7,500	$3,285,900
Reinsurance Group of America, Inc.	60,000	4,734,000
Unico American Corporation * #	282,945	3,539,642
		11,559,542
Real Estate Management & Development — 1.1%
Kennedy-Wilson Holdings, Inc.	100,000	2,682,000

Health Care — 11.8%
Health Care Equipment & Supplies — 11.0%
Abbott Laboratories	175,000	7,157,500
Covidien plc	80,000	7,214,400
St. Jude Medical, Inc.	100,000	6,925,000
Stryker Corporation	40,000	3,372,800
Varian Medical Systems, Inc. *	40,000	3,325,600
		27,995,300
Life Sciences Tools & Services — 0.8%
Waters Corporation *	20,000	2,088,800

Industrials — 8.4%
Aerospace & Defense — 3.2%
United Technologies Corporation	70,000	8,081,500

Construction & Engineering — 3.3%
Fluor Corporation	110,000	8,459,000

Machinery — 1.9%
Caterpillar, Inc.	45,000	4,890,150

Information Technology — 12.1%
Electronic Equipment, Instruments & Components — 0.9%
Knowles Corporation *	75,000	2,305,500

IT Services — 5.9%
Accenture plc - Class A	75,000	6,063,000
Teradata Corporation *	225,000	9,045,000
		15,108,000
Technology Hardware, Storage & Peripherals — 5.3%
EMC Corporation	300,000	7,902,000
Hewlett-Packard Company	165,000	5,557,200
		13,459,200

AVE MARIA CATHOLIC VALUES FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 89.0% (Continued)	Shares	Market Value
Materials — 1.7%
Chemicals — 1.7%
FMC Corporation	60,000	$4,271,400

Total Common Stocks (Cost $158,440,374)		$227,388,292

WARRANTS — 1.1%	Shares	Market Value
Financials — 1.1%
Banks — 1.1%
PNC Financial Services Group, Inc. (The) * (Cost $1,908,572)	110,000	$2,845,700

EXCHANGE-TRADED FUNDS — 1.4%	Shares	Market Value
iShares Gold Trust * (Cost $4,769,042)	275,000	$3,542,000

MONEY MARKET FUNDS — 8.7%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (a)	12,174,435	$12,174,435
Federated Treasury Obligations Fund - Institutional Shares, 0.01% (a)	10,033,692	10,033,692
Total Money Market Funds (Cost $22,208,127)		$22,208,127

Total Investments at Market Value — 100.2% (Cost $187,326,115)		$255,984,119

Liabilities in Excess of Other Assets — (0.2%)		(500,504)

Net Assets — 100.0%		$255,483,615

*	Non-income producing security.

#	The Fund owned 5% or more of the company's outstanding voting shares thereby making the company an affiliated company as that term is defined in the Investment Company Act of 1940 (Note 5).

(a)	The rate shown is the 7-day effective yield as of June 30, 2014.

See notes to financial statements.

AVE MARIA GROWTH FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited)

Dear Fellow Shareholders:

For the first six months of 2014, the Ave Maria Growth Fund (the “Fund”) had a total return of -0.17% versus 7.14% for the S&P 500 Index. Our stock selection and industry concentrations during the period were out of step with the broader market. During this period, the Fund was underweight the technology sector, which had a terrific short-term bounce. As portfolio managers, we keep the Fund’s long-term orientation foremost in our minds and don’t expect to outperform the market in every period. Several portfolio holdings did perform very well and reached our appraisal of their intrinsic value. So we’ve taken profits resulting in a higher level of cash equivalents (10.8%) than usual. Consequently, portfolio turnover during the first six months of 2014 rose to 19%, which compares with portfolio turnover of 18% for all of 2013.

Year to date positive performance came from C.H. Robinson Worldwide, Inc. (third party logistics), Schlumberger Limited (oilfield services), and Occidental Petroleum Corporation (oil and gas exploration and production). Negative performance came from MasterCard, Inc. (transaction processing), Polaris Industries, Inc. (all-terrain vehicles), Ross Stores, Inc. (specialty retailer), and Coach, Inc. (luxury consumer goods). We exited the Coach position, concluding that the company’s turnaround strategy is likely to take many years and entails significant execution risk.

New investments during the first six months of the year included Abbott Laboratories (healthcare), PetSmart, Inc. (specialty retail), Qualcomm Incorporated (integrated circuits), Schlumberger Limited (oilfield services), and Wolverine World Wide, Inc. (footwear). We believe Abbott Laboratories is well positioned to grow its revenue, earnings and dividends due to its strong balance sheet, attractive business mix, emerging markets exposure, and margin improvement opportunities. PetSmart, with a free cash flow yield of 6.6%, benefits from non-discretionary demand, a large mix of consumable products, and an affluent customer base. Qualcomm is a wide moat business as the clear leading in wireless chips and a near monopoly in CDMA (3G) technology. Current royalty collection challenges in China provide an attractive entry point. Schlumberger, the world’s largest oilfield services company along with a robust R&D budget, will benefit as it becomes more difficult for its customer to find and extract oil and natural gas. We believe Wolverine Worldwide, with well-established brands including Sperry, Merrell, Keds, and Saucony, among others, can grow revenue at nearly 10% and EPS at twice that rate. International expansion of its larger brands will be a major contributor to growth.

AVE MARIA GROWTH FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

We remain disciplined in our stock selection strategy, which includes paying what we consider reasonable prices for shares of exceptional companies with durable competitive advantages. Your investment in the Ave Maria Growth Fund is appreciated.

With best regards,

George P. Schwartz, CFA	Richard L. Platte, Jr., CFA
Co-Portfolio Manager	Co-Portfolio Manager

AVE MARIA GROWTH FUND
TEN LARGEST EQUITY HOLDINGS
June 30, 2014 (Unaudited)

Shares	Company	Market Value	% of Net Assets
241,400	Cognizant Technology Solutions Corporation - Class A	$11,806,874	4.1%
95,000	Schlumberger Limited	11,205,250	3.9%
85,000	Polaris Industries, Inc.	11,070,400	3.9%
111,700	Amphenol Corporation - Class A	10,761,178	3.8%
142,000	MasterCard, Inc. - Class A	10,432,740	3.6%
336,250	Rollins, Inc.	10,087,500	3.5%
192,600	AMETEK, Inc.	10,069,128	3.5%
70,000	C.R. Bard, Inc.	10,010,700	3.5%
120,000	Graco, Inc.	9,369,600	3.3%
112,000	Varian Medical Systems, Inc.	9,311,680	3.3%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	16.1%
Consumer Staples	3.1%
Energy	7.1%
Financials	3.6%
Health Care	16.8%
Industrials	27.0%
Information Technology	15.6%
Money Market Funds, Liabilities in Excess of Other Assets	10.7%
100.0%

AVE MARIA GROWTH FUND
SCHEDULE OF INVESTMENTS
June 30, 2014 (Unaudited)

COMMON STOCKS — 89.3%	Shares	Market Value
Consumer Discretionary — 16.1%
Hotels, Restaurants & Leisure — 2.8%
Cracker Barrel Old Country Store, Inc.	80,000	$7,965,600

Leisure Products — 3.9%
Polaris Industries, Inc.	85,000	11,070,400

Specialty Retail — 7.6%
Buckle, Inc. (The)	150,000	6,654,000
PetSmart, Inc.	100,000	5,980,000
Ross Stores, Inc.	138,000	9,125,940
		21,759,940
Textiles, Apparel & Luxury Goods — 1.8%
Wolverine World Wide, Inc.	200,000	5,212,000

Consumer Staples — 3.1%
Food Products — 3.1%
McCormick & Company, Inc.	122,200	8,748,298

Energy — 7.1%
Energy Equipment & Services — 3.9%
Schlumberger Limited	95,000	11,205,250

Oil, Gas & Consumable Fuels — 3.2%
Occidental Petroleum Corporation	90,000	9,236,700

Financials — 3.6%
Diversified Financial Services — 3.6%
MasterCard, Inc. - Class A	142,000	10,432,740

Health Care — 16.8%
Biotechnology — 3.0%
Amgen, Inc.	73,000	8,641,010

Health Care Equipment & Supplies — 10.7%
Abbott Laboratories	215,000	8,793,500
C.R. Bard, Inc.	70,000	10,010,700
Medtronic, Inc.	40,000	2,550,400
Varian Medical Systems, Inc. *	112,000	9,311,680
		30,666,280
Health Care Providers & Services — 3.1%
Laboratory Corporation of America Holdings *	85,000	8,704,000

AVE MARIA GROWTH FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 89.3% (Continued)	Shares	Market Value
Industrials — 27.0%
Aerospace & Defense — 3.1%
Precision Castparts Corporation	35,000	$8,834,000

Air Freight & Logistics — 3.2%
C.H. Robinson Worldwide, Inc.	145,000	9,249,550

Commercial Services & Supplies — 6.5%
Copart, Inc. *	240,000	8,630,400
Rollins, Inc.	336,250	10,087,500
		18,717,900
Electrical Equipment — 3.5%
AMETEK, Inc.	192,600	10,069,128

Industrial Conglomerates — 2.8%
Danaher Corporation	101,500	7,991,095

Machinery — 7.9%
Donaldson Company, Inc.	122,800	5,196,896
Graco, Inc.	120,000	9,369,600
Toro Company (The)	125,000	7,950,000
		22,516,496
Information Technology — 15.6%
Communications Equipment — 0.6%
QUALCOMM, Incorporated	20,000	1,584,000

Electronic Equipment, Instruments & Components — 3.8%
Amphenol Corporation - Class A	111,700	10,761,178

IT Services — 9.5%
Accenture plc - Class A	109,400	8,843,896
Cognizant Technology Solutions Corporation - Class A *	241,400	11,806,874
Teradata Corporation *	165,000	6,633,000
		27,283,770
Semiconductors & Semiconductor Equipment — 1.7%
Altera Corporation	140,000	4,866,400

Total Common Stocks (Cost $162,927,088)		$255,515,735

AVE MARIA GROWTH FUND
SCHEDULE OF INVESTMENTS
(Continued)

MONEY MARKET FUNDS — 11.0%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (a)	13,554,455	$13,554,455
Federated Treasury Obligations Fund - Institutional Shares, 0.01% (a)	13,554,455	13,554,455
Federated U.S. Treasury Cash Reserves Fund - Institutional Shares, 0.01% (a)	4,246,819	4,246,819
Total Money Market Funds (Cost $31,355,729)		$31,355,729

Total Investments at Market Value — 100.3% (Cost $194,282,817)		$286,871,464

Liabilities in Excess of Other Assets — (0.3%)		(890,938)

Net Assets — 100.0%		$285,980,526

*	Non-income producing security.

(a)	The rate shown is the 7-day effective yield as of June 30, 2014.

See notes to financial statements.

AVE MARIA RISING DIVIDEND FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited)

Dear Fellow Shareholder:

For the first six months of 2014, the Ave Maria Rising Dividend Fund (the “Fund”) had a total return of 6.76% versus 7.14% for the S&P 500 Index.

Strong contributions to our six-month performance came from Caterpillar, Inc. (capital equipment), Schlumberger Limited (oilfield services), Halliburton Company (oilfield services), Intel Corporation (technology), and Covidien plc (health care). Negative performance came from Ross Stores, Inc. (retail), Coach, Inc. (luxury consumer goods), and Gentex Corporation (automotive supply). We exited the Coach position, concluding that the company’s turnaround strategy is likely to take many years and entails significant execution risk.

Notable new investments during the first six months of the year included Abbott Laboratories (health care), Occidental Petroleum Corporation (oil & gas), PetSmart, Inc. (specialty retail), and Tupperware Brands Corporation (consumer products). We believe Abbott Laboratories is well-positioned to grow its revenue, earnings, and dividends due to its strong balance sheet, attractive business mix, emerging markets exposure, and margin improvement opportunities. The upcoming spin-off of Occidental Petroleum’s California business will provide the company with additional cash to enhance share repurchases and dividends. PetSmart, with a free cash flow yield of 6.6%, benefits from non-discretionary demand, a large mix of consumable products, and an affluent customer base. Tupperware’s strong return profile and exposure to faster growing emerging markets should allow the company to deliver better top-line growth than its consumer-related peer group, which should translate to continued earnings growth, share repurchases and a rising dividend.

We remain disciplined in our stock selection strategy, which is to pay reasonable prices for exceptional companies that have a demonstrated ability to increase their dividends. The potential for dividend growth is more significant in our stock selection process than current yield. Stocks, such as utilities, that have high current yields, trade very much like bonds. When interest rates rise, as we believe they inevitably will, these stocks are likely to decline in price along with bonds. Our companies, with their demonstrated ability to compound earnings and dividends, should fare relatively well in that environment.

AVE MARIA RISING DIVIDEND FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

We appreciate your investment in the Ave Maria Rising Dividend Fund and work hard to justify the trust you have placed in us.

With best regards,

George P. Schwartz, CFA	Richard L. Platte, Jr., CFA
Co-Portfolio Manager	Co-Portfolio Manager

AVE MARIA RISING DIVIDEND FUND
TEN LARGEST EQUITY HOLDINGS
June 30, 2014 (Unaudited)

Shares	Company	Market Value	% of Net Assets
240,000	Schlumberger Limited	$28,308,000	3.3%
875,000	Intel Corporation	27,037,500	3.2%
415,000	C.H. Robinson Worldwide, Inc.	26,472,850	3.1%
700,000	Bank of NewYork Mellon Corporation (The)	26,236,000	3.1%
240,000	Caterpillar, Inc.	26,080,800	3.1%
450,000	Franklin Resources, Inc.	26,028,000	3.0%
600,000	Coca-Cola Company (The)	25,416,000	3.0%
675,000	Sysco Corporation	25,278,750	3.0%
275,000	Clorox Company (The)	25,135,000	2.9%
380,000	Ross Stores, Inc.	25,129,400	2.9%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	14.1%
Consumer Staples	9.9%
Energy	12.7%
Financials	12.9%
Health Care	7.5%
Industrials	21.6%
Information Technology	9.2%
Warrants	0.7%
Exchange-Traded Funds	0.7%
Money Market Funds, Liabilities in Excess of Other Assets	10.7%
100.0%

AVE MARIA RISING DIVIDEND FUND
SCHEDULE OF INVESTMENTS
June 30, 2014 (Unaudited)

COMMON STOCKS — 87.9%	Shares	Market Value
Consumer Discretionary — 14.1%
Auto Components — 3.6%
Gentex Corporation	200,000	$5,818,000
Johnson Controls, Inc.	500,000	24,965,000
		30,783,000
Household Durables — 1.3%
Tupperware Brands Corporation	130,000	10,881,000

Leisure Products — 1.9%
Hasbro, Inc.	300,000	15,915,000

Specialty Retail — 7.3%
Lowe's Companies, Inc.	410,000	19,675,900
PetSmart, Inc.	290,000	17,342,000
Ross Stores, Inc.	380,000	25,129,400
		62,147,300
Consumer Staples — 9.9%
Beverages — 3.0%
Coca-Cola Company (The)	600,000	25,416,000

Food & Staples Retailing — 3.0%
Sysco Corporation	675,000	25,278,750

Food Products — 0.2%
Kellogg Company	30,000	1,971,000

Household Products — 3.7%
Clorox Company (The)	275,000	25,135,000
Colgate-Palmolive Company	100,000	6,818,000
		31,953,000
Energy — 12.7%
Energy Equipment & Services — 6.2%
Halliburton Company	350,000	24,853,500
Schlumberger Limited	240,000	28,308,000
		53,161,500
Oil, Gas & Consumable Fuels — 6.5%
ConocoPhillips	90,000	7,715,700
Exxon Mobil Corporation	245,000	24,666,600
Occidental Petroleum Corporation	225,000	23,091,750
		55,474,050

AVE MARIA RISING DIVIDEND FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 87.9% (Continued)	Shares	Market Value
Financials — 12.9%
Banks — 6.0%
BB&T Corporation	425,000	$16,757,750
PNC Financial Services Group, Inc. (The)	155,000	13,802,750
U.S. Bancorp	475,000	20,577,000
		51,137,500
Capital Markets — 6.1%
Bank of New York Mellon Corporation (The)	700,000	26,236,000
Franklin Resources, Inc.	450,000	26,028,000
		52,264,000
Insurance — 0.8%
HCC Insurance Holdings, Inc.	140,000	6,851,600

Health Care — 7.5%
Health Care Equipment & Supplies — 7.5%
Abbott Laboratories	570,000	23,313,000
Covidien plc	250,000	22,545,000
St. Jude Medical, Inc.	265,000	18,351,250
		64,209,250
Industrials — 21.6%
Aerospace & Defense — 2.8%
General Dynamics Corporation	125,000	14,568,750
United Technologies Corporation	82,500	9,524,625
		24,093,375
Air Freight & Logistics — 5.4%
C.H. Robinson Worldwide, Inc.	415,000	26,472,850
United Parcel Service, Inc. - Class B	190,000	19,505,400
		45,978,250
Commercial Services & Supplies — 0.9%
Republic Services, Inc.	190,000	7,214,300

Electrical Equipment — 1.6%
Emerson Electric Company	200,000	13,272,000

Industrial Conglomerates — 1.6%
3M Company	95,000	13,607,800

Machinery — 6.5%
Caterpillar, Inc.	240,000	26,080,800
Dover Corporation	165,000	15,006,750
Illinois Tool Works, Inc.	160,000	14,009,600
		55,097,150

AVE MARIA RISING DIVIDEND FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 87.9% (Continued)	Shares	Market Value
Industrials — 21.6% (Continued)
Road & Rail — 2.8%
Norfolk Southern Corporation	235,000	$24,212,050

Information Technology — 9.2%
Communications Equipment — 2.8%
QUALCOMM, Incorporated	300,000	23,760,000

IT Services — 1.1%
Paychex, Inc.	225,000	9,351,000

Semiconductors & Semiconductor Equipment — 5.3%
Intel Corporation	875,000	27,037,500
Microchip Technology, Inc.	370,000	18,059,700
		45,097,200

Total Common Stocks (Cost $572,621,844)		$749,126,075

WARRANTS — 0.7%	Shares	Market Value
Financials — 0.7%
Banks — 0.7%
PNC Financial Services Group, Inc. (The) * (Cost $3,927,325)	225,000	$5,820,750

EXCHANGE-TRADED FUNDS — 0.7%	Shares	Market Value
iShares Gold Trust * (Cost $7,979,700)	465,000	$5,989,200

AVE MARIA RISING DIVIDEND FUND
SCHEDULE OF INVESTMENTS
(Continued)

MONEY MARKET FUNDS — 10.8%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (a)	39,755,024	$39,755,024
Federated Treasury Obligations Fund - Institutional Shares, 0.01% (a)	39,755,024	39,755,024
Federated U.S. Treasury Cash Reserves Fund - Institutional Shares, 0.01% (a)	12,983,163	12,983,163
Total Money Market Funds (Cost $92,493,211)		$92,493,211

Total Investments at Market Value — 100.1% (Cost $677,022,080)		$853,429,236

Liabilities in Excess of Other Assets — (0.1%)		(1,194,234)

Net Assets — 100.0%		$852,235,002

*	Non-income producing security.

(a)	The rate shown is the 7-day effective yield as of June 30, 2014.

See notes to financial statements.

AVE MARIA OPPORTUNITY FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited)

Dear Fellow Shareowner:

The Ave Maria Opportunity Fund (the “Fund”) had a total return of 6.04% for the six month period ended June 30, 2014 compared to 3.19% for the benchmark Russell 2000 Index.

The Fund’s biggest winner so far this year is Newfield Exploration Company, a mid-cap oil and gas exploration & production company whose stock we purchased last year. The stock has rallied strongly this year based on positive developments from the company’s nascent, liquids-rich Anadarko Basin wells. As a result, the company recently raised its 2014 production guidance for the second time this year. Several new holdings purchased earlier this year contributed to the positive first half results. Barnes & Noble, Inc. and Big Lots, Inc. are two new holdings in the retail sector that have performed well thus far. Barnes & Noble was available at a severely depressed price, as the inherent profitability of its bookstores was being masked by its money-losing NOOK digital business. Fortunately, management has taken necessary actions to stem the NOOK losses. Also, the company recently announced plans to enhance shareholder value by splitting into two companies – one company will operate the retail bookstores and the other company will operate its college bookstore business and NOOK business. Big Lots was also available at a depressed price when the Fund took a position, due to the company’s ill-advised entry into the Canadian market a few years ago. Wisely, management recently decided to exit Canada completely, resulting in a big jump in the company’s expected profitability for this year and next. As the stock price rose more than 70% from our cost, we sold most of our position. Nordion, Inc. was another strong performer, up 45% year-to-date, as the company agreed to be acquired by Sterigenics, Inc., a privately held firm. The Fund’s five best performing securities this year are listed below.

Company	Industry	YTD Return
Newfield Exploration Company	Oil & Gas Exploration/Production	+81.4%
Big Lots, Inc.	Consumer – Specialty Retail	+72.5%
Barnes & Noble, Inc.	Consumer – Specialty Retail	+72.0%
InterDigital, Inc.	Technology – Licensing	+71.0%
Nordion, Inc.	Health care – Products/Services	+45.4%

On the negative side, two of our technology holdings, Ultratech, Inc. and ADTRAN, Inc., were detractors from performance in the first half. Ultratech is a supplier for the semiconductor and LED markets. The industry is currently facing a technological shift causing delays in Ultratech’s customer

AVE MARIA OPPORTUNITY FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

order activity. Despite the near-term uncertainty, we have confidence in management’s acumen and remain optimistic regarding the stock’s recovery potential. Meantime, the company’s cash-rich balance sheet is rock-solid with no debt. ADTRAN’s stock price declined due to weaker than expected results, also caused by delays in orders from some of their telecom customers. The five biggest detractors from performance so far this year are listed below.

Company	Industry	YTD Return
Ultratech, Inc.	Semiconductor Capital Equipment	-22.7%
Hudson Technologies, Inc.	Industrial Goods	-21.9%
ADTRAN, Inc.	Communications Equipment	-16.0%
Biglari Holdings, Inc.	Investment Management/Restaurants	-15.7%
Rent-A-Center, Inc.	Retail - Specialty	-12.5%

During the past six months, we liquidated several issues from the portfolio due to their stock prices appreciating to our estimate of intrinsic value: Alliant Techsystems, Inc. (ATK), Atrion Corporation (ATRI), Broadridge Financial Solutions, Inc. (BR), CARBO Ceramics, Inc. (CRR), Diebold, Incorporated (DBD), Dolby Laboratories, Inc. (DLB), Iconix Brand Group, Inc. (ICON), and Qumu Corporation (QUMU). As the stock market has risen sharply in the past 18 months, the number of new, attractive investment opportunities has diminished. Nevertheless, other new positions were established in issues which we believe provide the opportunity for significant future gains:

•	InterDigital, Inc. (IDCC) – InterDigital is a $1.5 billion market cap, intellectual property licensing company that employs 175 engineers who invent and then license various wireless technologies. Apple, LG, and Samsung are major customers that pay royalties to IDCC for the use of their wireless technologies. IDCC’s business can be highly profitable and generates strong cash flow with minimal CAPEX requirements. Further, the balance sheet is solid with $500 million in net cash. The company should continue to benefit from the proliferation of mobile device usage throughout the world.

•	Knowles Corporation (KN) – Knowles was formerly part of Dover Corp, before being spun off in February, 2014. It is a $2.5 billion market cap company that makes mobile communication electronics (microphones, speakers, receivers) for consumer electronic devices and also makes specialty components for the medical tech, telecom equipment, and

AVE MARIA OPPORTUNITY FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

industrial markets. Management is implementing a plant consolidation and restructuring plan that should improve future profitability. Further, upcoming new product launches hold significant promise.

•	StarTek, Inc. (SRT) – StarTek is a call center operator in the business process outsourcing (BPO) industry. The company serves the telecom and healthcare markets. Management has recently completed a multi-year turnaround, which now positions the company for substantial growth. At a market cap of $100 million, this is an under the radar company that we believe has a bright future.

We remain optimistic in regard to the Fund’s future investment results. Based on our fundamental research, value driven investment philosophy, the portfolio contains securities that we believe will provide above average, long-term investment results. As always, our risk-averse approach entails selecting individual securities of well-managed businesses, in sound financial condition, and that are selling at prices significantly below our estimate of intrinsic value.

Thank you for being a shareholder in the Ave Maria Opportunity Fund.

With best regards,

Timothy S. Schwartz, CFA
Portfolio Manager

AVE MARIA OPPORTUNITY FUND
TEN LARGEST EQUITY HOLDINGS
June 30, 2014 (Unaudited)

Shares	Company	Market Value	% of Net Assets
55,000	Avnet, Inc.	$2,437,050	4.2%
5,596	Biglari Holdings, Inc.	2,366,940	4.1%
43,000	Rosetta Resources, Inc.	2,358,550	4.1%
70,000	Rowan Companies plc - Class A	2,235,100	3.8%
35,000	Atwood Oceanics, Inc.	1,836,800	3.2%
225,000	StarTek, Inc.	1,737,000	3.0%
75,000	Barnes & Noble, Inc.	1,709,250	2.9%
50,000	Apollo Education Group, Inc.	1,562,500	2.7%
40,543	Conrad Industries, Inc.	1,560,905	2.7%
100,000	Pan American Silver Corporation	1,535,000	2.6%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	14.0%
Energy	19.5%
Financials	14.4%
Health Care	1.0%
Industrials	6.6%
Information Technology	18.7%
Materials	9.1%
Exchange-Traded Funds	0.9%
Money Market Funds, Other Assets in Excess of Liabilities	15.8%
100.0%

AVE MARIA OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2014 (Unaudited)

COMMON STOCKS — 83.3%	Shares	Market Value
Consumer Discretionary — 14.0%
Diversified Consumer Services — 3.6%
Apollo Education Group, Inc. *	50,000	$1,562,500
DeVry Education Group, Inc.	10,000	423,400
Matthews International Corporation - Class A	1,000	41,570
Outerwall, Inc. *	1,000	59,350
		2,086,820
Hotels, Restaurants & Leisure — 4.1%
Biglari Holdings, Inc. *	5,596	2,366,940

Multiline Retail — 0.1%
Big Lots, Inc. *	2,000	91,400

Specialty Retail — 5.8%
Aaron's, Inc.	6,000	213,840
Barnes & Noble, Inc. *	75,000	1,709,250
Rent-A-Center, Inc.	45,000	1,290,600
Signet Jewelers Ltd.	1,500	165,885
		3,379,575
Textiles, Apparel & Luxury Goods — 0.4%
Crocs, Inc. *	15,000	225,450

Energy — 19.5%
Energy Equipment & Services — 9.3%
Atwood Oceanics, Inc. *	35,000	1,836,800
Ensco plc - Class A	10,000	555,700
Patterson-UTI Energy, Inc.	22,000	768,680
Rowan Companies plc - Class A	70,000	2,235,100
		5,396,280
Oil, Gas & Consumable Fuels — 10.2%
Cloud Peak Energy, Inc. *	40,000	736,800
EXCO Resources, Inc.	125,000	736,250
Newfield Exploration Company *	25,000	1,105,000
Rosetta Resources, Inc. *	43,000	2,358,550
SM Energy Company	6,000	504,600
World Fuel Services Corporation	10,000	492,300
		5,933,500
Financials — 14.4%
Capital Markets — 1.3%
Federated Investors, Inc. - Class B	25,000	773,000

Consumer Finance — 2.4%
EZCORP, Inc. - Class A *	120,000	1,386,000

AVE MARIA OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 83.3% (Continued)	Shares	Market Value
Financials — 14.4% (Continued)
Diversified Financial Services — 4.7%
Leucadia National Corporation	33,000	$865,260
PICO Holdings, Inc. *	35,000	831,600
Western Union Company (The)	60,000	1,040,400
		2,737,260
Insurance — 4.4%
Alleghany Corporation *	3,036	1,330,132
Markel Corporation *	500	327,820
White Mountains Insurance Group Ltd.	1,500	912,660
		2,570,612
Thrifts & Mortgage Finance — 1.6%
FedFirst Financial Corporation	12,020	267,205
Oritani Financial Corporation	30,000	461,700
Standard Financial Corporation	10,000	194,900
		923,805
Health Care — 1.0%
Life Sciences Tools & Services — 1.0%
Nordion, Inc. *	46,193	580,184

Industrials — 6.6%
Aerospace & Defense — 0.5%
Cubic Corporation	6,000	267,060

Commercial Services & Supplies — 0.9%
Hudson Technologies, Inc. *	180,000	520,200

Construction & Engineering — 1.1%
EMCOR Group, Inc.	15,000	667,950

Machinery — 4.1%
Conrad Industries, Inc.	40,543	1,560,905
Lindsay Corporation	10,000	844,700
		2,405,605
Information Technology — 18.7%
Communications Equipment — 2.4%
ADTRAN, Inc.	20,000	451,200
InterDigital, Inc.	20,000	956,000
		1,407,200
Electronic Equipment, Instruments & Components — 8.8%
Arrow Electronics, Inc. *	20,000	1,208,200
Avnet, Inc.	55,000	2,437,050
FLIR Systems, Inc.	7,000	243,110

AVE MARIA OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 83.3% (Continued)	Shares	Market Value
Information Technology — 18.7% (Continued)
Electronic Equipment, Instruments & Components — 8.8% (Continued)
Ingram Micro, Inc. - Class A *	20,000	$584,200
Knowles Corporation *	20,000	614,800
		5,087,360
IT Services — 3.9%
Computer Services, Inc.	15,500	529,325
StarTek, Inc. *	225,000	1,737,000
		2,266,325
Semiconductors & Semiconductor Equipment — 2.5%
Ultratech, Inc. *	65,000	1,441,700

Technology Hardware, Storage & Peripherals — 1.1%
Lexmark International, Inc. - Class A	7,000	337,120
QLogic Corporation *	30,000	302,700
		639,820
Materials — 9.1%
Chemicals — 2.0%
H.B. Fuller Company	15,000	721,500
Intrepid Potash, Inc. *	25,000	419,000
		1,140,500
Metals & Mining — 7.1%
Alamos Gold, Inc.	35,000	354,900
Horsehead Holding Corporation *	80,000	1,460,800
Kinross Gold Corporation *	190,000	786,600
Pan American Silver Corporation	100,000	1,535,000
		4,137,300

Total Common Stocks (Cost $36,917,034)		$48,431,846

EXCHANGE-TRADED FUNDS — 0.9%	Shares	Market Value
iShares Gold Trust *	15,000	$193,200
SPDR Gold Shares *	2,700	345,708
Total Exchange-Traded Funds (Cost $482,195)		$538,908

AVE MARIA OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

MONEY MARKET FUNDS — 15.8%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (a)	2,724,491	$2,724,491
Federated Treasury Obligations Fund - Institutional Shares, 0.01% (a)	2,724,491	2,724,491
Federated U.S. Treasury Cash Reserves Fund - Institutional Shares, 0.01% (a)	2,724,491	2,724,491
Invesco Short-Term Investments Trust (The) - Treasury Portfolio - Institutional Class, 0.01% (a)	986,783	986,783
Total Money Market Funds (Cost $9,160,256)		$9,160,256

Total Investments at Market Value — 100.0% (Cost $46,559,485)		$58,131,010

Other Assets in Excess of Liabilities — 0.0% (b)		8,613

Net Assets — 100.0%		$58,139,623

*	Non-income producing security.

(a)	The rate shown is the 7-day effective yield as of June 30, 2014.

(b)	Percentage rounds to less than 0.1%.

See notes to financial statements.

AVE MARIA WORLD EQUITY FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited)

Dear Fellow Shareholder:

The Ave Maria World Equity Fund (the “Fund”) delivered a total return of 4.68% for the six months ended June 30, 2014, which compared to 6.52% for the S&P Global 1200 Index.

Since inception on April 30, 2010, the cumulative and annualized returns for the Fund compared to its benchmark were:

	Since 4-30-2010 Inception through 6-30-2014 Total Returns
	Cumulative	Annualized
Ave Maria World Equity Fund (AVEWX)	49.47%	10.13%
S&P Global 1200 Index	61.33%	12.16%

Global equity markets were up solidly in the first half of 2014 – with most starting the year slowly, but then finishing much more strongly in the 2nd quarter. For the developed markets, U.S. and Canadian issues generally posted the strongest returns, while Europe was mixed and Japan was in negative territory. Although the Russian/Ukraine conflict dominated much of the headlines, continued accommodating central bank policies seemed to be the bigger news for the markets. In the U.S., despite low “core” inflation and a falling unemployment rate, the Fed continued its bond-buying program. The European Central Bank actually cut interest rates on overnight bank deposits in June to negative levels for the first time, while also introducing other measures in an effort to get banks to lend more and to stave off deflation. The Bank of Japan continued its aggressive asset purchases, although the market seemed to be more concerned about the effectiveness of the “third arrow” of the Prime Minister’s three-part plan to boost longer-term growth. Although we are happy with the positive short-term impact that the central bank policies seem to have had on the equity markets, we remain wary about the possible longer-term unintended consequences that the policies may have.

As a result primarily of merger activity, the Fund experienced especially strong returns in its health care sector holdings during the 1st half of 2014. Energy holdings also added to returns. Conversely, the Fund saw weaker relative returns in financials and industrials. Covidien plc accepted a purchase offer from Medtronic, Inc. and was up over 30% during the period. Another health care holding, Shire plc, was the beneficiary of acquisition interest from Abbvie Inc. and was up over 65% during the period. Within the energy sector, both

AVE MARIA WORLD EQUITY FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

Schlumberger Limited, an oil equipment and service company, and Canadian Natural Resources Ltd., an exploration and production company, were up over 30% for the six month period.

In financials, both Citigroup, Inc. and AXA S.A. were down during the period. We continue to believe both companies have long term merits and are significantly under-valued. In the industrial holdings, we sold ABB Limited with concern that the problems they are having in their Power Systems division may be longer term in nature.

New positions during the six month period included: POSCO (steel) and Tupperware Brands Corporation (housewares). Nine issues were eliminated in favor of stocks with more attractive risk/reward ratios: ABB Limited, BP plc, Deere & Company, Emerson Electric Company, Energizer Holdings, Inc., Intel Corporation, MasterCard, Inc., Varian Medical Systems, Inc., and Volkswagen AG.

As of June 30, 2014, the Fund’s geographic weightings versus the S&P Global 1200 Index were approximately:

	Ave Maria World Equity Fund	S&P Global 1200 Index
Americas	54%	59%
Europe Developed	21%	18%
United Kingdom	3%	9%
Japan	4%	7%
Australasia	3%	3%
Asia Developed	0%	2%
Asia Emerging	3%	2%
Other	1%	—
Cash Equivalents	11%	—

We appreciate your continued support as a shareholder. With best regards,

Gregory R. Heilman, CFA	Joseph W. Skornicka, CFA
Co-Portfolio Manager	Co-Portfolio Manager

AVE MARIA WORLD EQUITY FUND
TEN LARGEST EQUITY HOLDINGS
June 30, 2014 (Unaudited)

Shares	Company	Market Value	% of Net Assets
37,000	Abbott Laboratories	$1,513,300	3.6%
12,300	Toyota Motor Corporation - ADR	1,471,818	3.6%
15,700	Covidien plc	1,415,826	3.4%
11,700	Schlumberger Limited	1,380,015	3.3%
19,500	St. Jude Medical, Inc.	1,350,375	3.3%
48,000	EMC Corporation	1,264,320	3.0%
26,000	Citigroup, Inc.	1,224,600	3.0%
15,500	Fluor Corporation	1,191,950	2.9%
14,000	Tupperware Brands Corporation	1,171,800	2.8%
44,500	AXA S.A. - ADR	1,067,110	2.6%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	10.0%
Consumer Staples	6.2%
Energy	8.6%
Financials	18.7%
Health Care	11.7%
Industrials	12.5%
Information Technology	12.4%
Materials	8.4%
Exchange-Traded Funds	0.9%
Money Market Funds, Liabilities in Excess of Other Assets	10.6%
100.0%

AVE MARIA WORLD EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2014 (Unaudited)

COMMON STOCKS — 88.5%	Shares	Market Value
Consumer Discretionary — 10.0%
Automobiles — 3.6%
Toyota Motor Corporation - ADR	12,300	$1,471,818

Hotels, Restaurants & Leisure — 1.1%
McDonald's Corporation	4,500	453,330

Household Durables — 2.8%
Tupperware Brands Corporation	14,000	1,171,800

Textiles, Apparel & Luxury Goods — 2.5%
Swatch Group AG (The) - ADR	34,500	1,043,280

Consumer Staples — 6.2%
Beverages — 3.8%
Diageo plc - ADR	6,000	763,620
Heineken N.V. - ADR	23,000	824,320
		1,587,940
Food Products — 2.4%
Mondelēz International, Inc. - Class A	16,000	601,760
Nestlé S.A. - ADR	5,000	388,350
		990,110
Energy — 8.6%
Energy Equipment & Services — 5.0%
Schlumberger Limited	11,700	1,380,015
Tidewater, Inc.	12,000	673,800
		2,053,815
Oil, Gas & Consumable Fuels — 3.6%
Canadian Natural Resources Ltd.	22,000	1,010,020
Exxon Mobil Corporation	5,000	503,400
		1,513,420
Financials — 18.7%
Capital Markets — 4.4%
Credit Suisse Group AG - ADR *	28,000	794,360
Franklin Resources, Inc.	17,500	1,012,200
		1,806,560
Diversified Financial Services — 5.0%
Citigroup, Inc.	26,000	1,224,600
Western Union Company (The)	50,000	867,000
		2,091,600

AVE MARIA WORLD EQUITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 88.5% (Continued)	Shares	Market Value
Financials — 18.7% (Continued)
Insurance — 9.3%
ACE Limited	9,500	$985,150
AXA S.A. - ADR	44,500	1,067,110
Reinsurance Group of America, Inc.	13,000	1,025,700
Validus Holdings Ltd.	20,000	764,800
		3,842,760
Health Care — 11.7%
Health Care Equipment & Supplies — 10.3%
Abbott Laboratories	37,000	1,513,300
Covidien plc	15,700	1,415,826
St. Jude Medical, Inc.	19,500	1,350,375
		4,279,501
Pharmaceuticals — 1.4%
Shire plc - ADR	2,500	588,725

Industrials — 12.5%
Aerospace & Defense — 2.2%
United Technologies Corporation	8,000	923,600

Construction & Engineering — 2.9%
Fluor Corporation	15,500	1,191,950

Industrial Conglomerates — 5.8%
3M Company	4,000	572,960
Koninklijke Philips Electronics N.V.	24,851	789,263
Siemens AG - ADR	8,000	1,057,520
		2,419,743
Road & Rail — 1.6%
Canadian National Railway Company	10,000	650,200

Information Technology — 12.4%
Communications Equipment — 2.1%
QUALCOMM, Incorporated	11,000	871,200

IT Services — 3.6%
Accenture plc - Class A	7,000	565,880
Teradata Corporation *	23,000	924,600
		1,490,480
Semiconductors & Semiconductor Equipment — 2.3%
Taiwan Semiconductor Manufacturing Company Ltd. - ADR	44,500	951,855

AVE MARIA WORLD EQUITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 88.5% (Continued)	Shares	Market Value
Information Technology — 12.4% (Continued)
Technology Hardware, Storage & Peripherals — 4.4%
EMC Corporation	48,000	$1,264,320
Lenovo Group Ltd. - ADR	21,000	570,990
		1,835,310
Materials — 8.4%
Chemicals — 5.4%
FMC Corporation	12,700	904,113
International Flavors & Fragrances, Inc.	9,000	938,520
Syngenta AG - ADR	5,000	374,000
		2,216,633
Metals & Mining — 3.0%
BHP Billiton Ltd. - ADR	15,500	1,060,975
POSCO - ADR	2,500	186,100
		1,247,075

Total Common Stocks (Cost $29,877,768)		$36,692,705

EXCHANGE-TRADED FUNDS — 0.9%	Shares	Market Value
iShares Gold Trust * (Cost $520,564)	30,000	$386,400

AVE MARIA WORLD EQUITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

MONEY MARKET FUNDS — 11.0%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (a)	1,933,135	$1,933,135
Federated Treasury Obligations Fund - Institutional Shares, 0.01% (a)	1,933,135	1,933,135
Federated U.S. Treasury Cash Reserves Fund - Institutional Shares, 0.01% (a)	706,059	706,059
Total Money Market Funds (Cost $4,572,329)		$4,572,329

Total Investments at Market Value — 100.4% (Cost $34,970,661)		$41,651,434

Liabilities in Excess of Other Assets — (0.4%)		(165,340)

Net Assets — 100.0%		$41,486,094

ADR - American Depositary Receipt.

*	Non-income producing security.

(a)	The rate shown is the 7-day effective yield as of June 30, 2014.

SUMMARY OF COMMON STOCKS BY COUNTRY
June 30, 2014 (Unaudited)

Country	Value	% of Net Assets
United States	$20,699,223	49.9%
Switzerland	2,790,780	6.7%
Germany	1,851,880	4.5%
Canada	1,660,220	4.0%
Netherlands	1,613,583	3.9%
Japan	1,471,818	3.5%
Ireland	1,415,826	3.4%
United Kingdom	1,352,345	3.3%
France	1,067,110	2.6%
Australia	1,060,975	2.6%
Taiwan	951,855	2.3%
Hong Kong	570,990	1.4%
South Korea	186,100	0.4%
	$36,692,705	88.5%

See notes to financial statements.

AVE MARIA BOND FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited)

Dear Fellow Shareholders:

For the six months ended June 30, 2014, the Ave Maria Bond Fund (the “Fund”) had a total return of 1.56%, compared to 2.25% for the Barclays Intermediate U.S. Government/Credit Index. As interest rates declined during this period, prices of the longer-maturity bonds in the Index rose more than the short-average maturity bonds in the Fund. Dividend-paying stocks continued to contribute positively to overall performance during that period. Particularly strong were Intel Corporation (semi-conductors), PNC Financial Services Group, Inc. (banking) and ConocoPhillips (energy exploration and production). Equity holdings of Coach, Inc. (special apparel stores), Paychex Inc. (payroll and data processing) and Emerson Electric Company (industrial automatic controls) had a negative impact on performance.

As 2014 began, the economy seemed to be improving with the Fed poised to moderate its aggressive monetary policy, not the sort of environment where interest rates would be expected to decline. Many reasons have been given as to why rates went down, most of which makes sense, only in retrospect. We expect interest rates to move toward their historical norms, substantially above current levels. Therefore, the Fund is being managed in a very conservative manner, with emphasis on short-maturity, high-quality bonds. Dividend-paying common stocks continue to offer an attractive combination of income and potential price appreciation. With 14.8% of the portfolio invested in these high-quality stocks, they add an important dimension to the Fund. Short-maturity bonds are also attractive for their defensive qualities and the opportunity they afford to reinvest that much more quickly when a rising interest-rate environment materializes.

We appreciate your participation in the Fund.

Sincerely,

Richard L. Platte, Jr., CFA	Brandon S. Scheitler
Co-Portfolio Manager	Co-Portfolio Manager

AVE MARIA BOND FUND
TEN LARGEST HOLDINGS*
June 30, 2014 (Unaudited)

Par Value	Holding	Market Value	% of Net Assets
$5,000,000	U.S. Treasury Notes, 3.875%, due 05/15/18	$5,500,780	3.3%
5,000,000	U.S. Treasury Notes, 3.500%, due 02/15/18	5,416,015	3.2%
5,000,000	U.S. Treasury Notes, 2.125%, due 12/31/15	5,139,455	3.0%
3,000,000	U.S. Treasury Notes, 2.625%, due 02/29/16	3,115,194	1.8%
3,000,000	U.S. Treasury Notes, 2.500%, due 04/30/15	3,059,883	1.8%
3,000,000	U.S. Treasury Notes, 1.375%, due 11/30/15	3,048,516	1.8%
2,500,000	U.S. Treasury Notes, 2.000%, due 04/30/16	2,573,632	1.5%
2,310,000	Zimmer Holdings, Inc., 4.625%, due 11/30/19	2,555,758	1.5%
2,347,560	U.S. Treasury Inflation-Protected Notes, 2.500%, due 07/15/16	2,547,469	1.5%
2,500,000	U.S. Treasury Notes, 1.000%, due 03/31/17	2,514,845	1.5%

*	Excludes cash equivalents.

ASSET ALLOCATION (Unaudited)

% of Net Assets
U.S. TREASURY AND GOVERNMENT AGENCY OBLIGATIONS
U.S. Treasuries	26.5%
U.S. Government Agencies	0.6%

CORPORATE BONDS
Sector
Consumer Discretionary	7.5%
Consumer Staples	3.5%
Energy	3.1%
Financials	6.0%
Health Care	3.8%
Industrials	13.6%
Information Technology	4.6%
Materials	2.7%
Utilities	4.0%

COMMON STOCKS
Sector
Consumer Discretionary	1.4%
Consumer Staples	3.4%
Energy	1.5%
Financials	2.0%
Health Care	1.2%
Industrials	3.1%
Information Technology	2.2%

MONEY MARKET FUNDS, OTHER ASSETS IN EXCESS OF LIABILITIES	9.3%
100.0%

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
June 30, 2014 (Unaudited)

U.S. TREASURY OBLIGATIONS — 26.5%	Par Value	Market Value
U.S. Treasury Inflation-Protected Notes — 3.5%
2.500%, due 07/15/16	$2,347,560	$2,547,469
2.625%, due 07/15/17	1,143,730	1,280,352
0.125%, due 04/15/18	2,050,920	2,118,537
		5,946,358
U.S. Treasury Notes — 23.0%
2.375%, due 08/31/14	1,500,000	1,505,683
2.500%, due 04/30/15	3,000,000	3,059,883
1.375%, due 11/30/15	3,000,000	3,048,516
2.125%, due 12/31/15	5,000,000	5,139,455
2.625%, due 02/29/16	3,000,000	3,115,194
2.000%, due 04/30/16	2,500,000	2,573,632
1.000%, due 03/31/17	2,500,000	2,514,845
0.875%, due 04/30/17	2,500,000	2,504,493
0.625%, due 09/30/17	2,500,000	2,468,945
0.750%, due 12/31/17	2,000,000	1,974,688
3.500%, due 02/15/18	5,000,000	5,416,015
3.875%, due 05/15/18	5,000,000	5,500,780
		38,822,129

Total U.S. Treasury Obligations (Cost $44,380,080)		$44,768,487

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.6%	Par Value	Market Value
Federal Farm Credit Bank — 0.6%
4.500%, due 01/22/15 (Cost $1,003,567)	$1,000,000	$1,024,121

CORPORATE BONDS — 48.8%	Par Value	Market Value
Consumer Discretionary — 7.5%
Coca-Cola Company (The), 1.650%, due 11/01/18	$1,500,000	$1,503,762
Johnson Controls, Inc., 5.500%, due 01/15/16	1,000,000	1,069,785
Lowe's Companies, Inc., 5.000%, due 10/15/15	500,000	527,976
Lowe's Companies, Inc., 2.125%, due 04/15/16	1,000,000	1,026,969
Mattel, Inc., 4.350%, due 10/01/20	1,350,000	1,448,319
McDonald's Corporation, 5.350%, due 03/01/18	2,000,000	2,271,194
TJX Companies, Inc. (The), 4.200%, due 08/15/15	1,750,000	1,816,866
TJX Companies, Inc. (The), 6.950%, due 04/15/19	1,285,000	1,563,416
VF Corporation, 5.950%, due 11/01/17	1,270,000	1,458,039
		12,686,326

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

CORPORATE BONDS — 48.8% (Continued)	Par Value	Market Value
Consumer Staples — 3.5%
Clorox Company (The), 5.000%, due 01/15/15	$1,000,000	$1,024,164
J.M. Smucker Company (The), 3.500%, due 10/15/21	1,000,000	1,034,053
Kellogg Company, 4.150%, due 11/15/19	2,042,000	2,210,835
Kimberly Clark Corporation, 6.125%, due 08/01/17	1,475,000	1,695,726
		5,964,778
Energy — 3.1%
Apache Corporation, 5.625%, due 01/15/17	1,750,000	1,948,671
Apache Corporation, 1.750%, due 04/15/17	1,500,000	1,526,580
ConocoPhillips, 1.050%, due 12/15/17	1,750,000	1,733,144
		5,208,395
Financials — 6.0%
Bank of New York Mellon Corporation (The), 2.300%, due 07/28/16	1,500,000	1,546,948
Bank of New York Mellon Corporation (The), 2.100%, due 08/01/18	1,000,000	1,014,253
Caterpillar Financial Services Corporation, 4.750%, due 02/17/15	1,000,000	1,027,799
Caterpillar Financial Services Corporation, 2.650%, due 04/01/16	1,000,000	1,035,495
MasterCard, Inc., 2.000%, due 04/01/19	2,000,000	2,008,140
PACCAR Financial Corporation, 1.600%, due 03/15/17	2,000,000	2,024,674
U.S. Bancorp, 2.450%, due 07/27/15	1,500,000	1,533,635
		10,190,944
Health Care — 3.8%
Medtronic, Inc., 4.750%, due 09/15/15	1,000,000	1,051,934
Medtronic, Inc., 2.625%, due 03/15/16	500,000	517,130
Stryker Corporation, 3.000%, due 01/15/15	1,000,000	1,014,422
Stryker Corporation, 2.000%, due 09/30/16	1,150,000	1,179,608
Zimmer Holdings, Inc., 4.625%, due 11/30/19	2,310,000	2,555,758
		6,318,852
Industrials — 13.6%
3M Company, 1.375%, due 09/29/16	1,393,000	1,417,488
3M Company, 1.000%, due 06/26/17	2,000,000	1,999,908
Emerson Electric Company, 5.250%, due 10/15/18	1,600,000	1,827,762
Emerson Electric Company, 4.250%, due 11/15/20	609,000	660,554
General Dynamics Corporation, 2.250%, due 07/15/16	1,650,000	1,700,784
Illinois Tool Works, Inc., 1.950%, due 03/01/19	2,000,000	2,002,228
John Deere Capital Corporation, 1.400%, due 03/15/17	1,700,000	1,722,545
John Deere Capital Corporation, 1.700%, due 01/15/20	2,000,000	1,941,544
Norfolk Southern Corporation, 5.750%, due 04/01/18	885,000	1,010,590

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

CORPORATE BONDS — 48.8% (Continued)	Par Value	Market Value
Industrials — 13.6% (Continued)
Norfolk Southern Corporation, 5.900%, due 06/15/19	$441,000	$514,244
Ryder System, Inc., 3.150%, due 03/02/15	1,000,000	1,017,845
Union Pacific Corporation, 4.875%, due 01/15/15	750,000	768,306
Union Pacific Corporation, 2.250%, due 02/15/19	2,000,000	2,035,266
United Parcel Service, Inc., 5.500%, due 01/15/18	1,500,000	1,710,906
United Parcel Service, Inc., 5.125%, due 04/01/19	1,500,000	1,716,750
United Technologies Corporation, 5.375%, due 12/15/17	839,000	952,710
		22,999,430
Information Technology — 4.6%
Hewlett-Packard Company, 2.125%, due 09/13/15	500,000	508,812
Hewlett-Packard Company, 2.650%, due 06/01/16	500,000	516,137
Hewlett-Packard Company, 2.750%, due 01/14/19	1,500,000	1,538,039
International Business Machines Corporation, 2.000%, due 01/05/16	1,410,000	1,442,612
National Semiconductor Corporation, 6.600%, due 06/15/17	1,605,000	1,857,908
Texas Instruments, Inc., 1.650%, due 08/03/19	2,000,000	1,965,376
		7,828,884
Materials — 2.7%
PPG Industries, Inc., 6.650%, due 03/15/18	1,191,000	1,387,215
Praxair Inc., 4.625%, due 03/30/15	2,000,000	2,063,698
Sherwin-Williams Company (The), 3.125%, due 12/15/14	1,000,000	1,012,247
		4,463,160
Utilities — 4.0%
Consolidated Edison Company of New York, Inc., 5.300%, due 12/01/16	2,000,000	2,207,904
Consolidated Edison Company of New York, Inc., 6.650%, due 04/01/19	800,000	963,226
Duke Energy Corporation, 3.950%, due 09/15/14	800,000	805,777
Georgia Power Company, 4.250%, due 12/01/19	1,500,000	1,666,260
NextEra Energy Capital Holdings, Inc., 2.600%, due 09/01/15	1,000,000	1,021,694
		6,664,861

Total Corporate Bonds (Cost $81,574,310)		$82,325,630

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 14.8%	Shares	Market Value
Consumer Discretionary — 1.4%
Household Durables — 0.6%
Tupperware Brands Corporation	12,500	$1,046,250

Leisure Products — 0.8%
Hasbro, Inc.	25,000	1,326,250

Consumer Staples — 3.4%
Beverages — 1.4%
Coca-Cola Company (The)	56,000	2,372,160

Food & Staples Retailing — 0.9%
Sysco Corporation	43,000	1,610,350

Household Products — 1.1%
Clorox Company (The)	20,000	1,828,000

Energy — 1.5%
Oil, Gas & Consumable Fuels — 1.5%
ConocoPhillips	11,400	977,322
Exxon Mobil Corporation	15,000	1,510,200
		2,487,522
Financials — 2.0%
Banks — 1.0%
PNC Financial Services Group, Inc. (The)	19,000	1,691,950

Capital Markets — 1.0%
Bank of New York Mellon Corporation (The)	45,000	1,686,600

Health Care — 1.2%
Health Care Equipment & Supplies — 1.2%
Abbott Laboratories	50,000	2,045,000

Industrials — 3.1%
Air Freight & Logistics — 1.6%
C.H. Robinson Worldwide, Inc.	15,000	956,850
United Parcel Service, Inc. - Class B	17,000	1,745,220
		2,702,070
Electrical Equipment — 1.0%
Emerson Electric Company	25,000	1,659,000

Road & Rail — 0.5%
Norfolk Southern Corporation	9,000	927,270

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 14.8% (Continued)	Shares	Market Value
Information Technology — 2.2%
Semiconductors & Semiconductor Equipment — 1.4%
Intel Corporation	45,000	$1,390,500
Microchip Technology, Inc.	20,000	976,200
		2,366,700
Software — 0.8%
CA, Inc.	45,000	1,293,300

Total Common Stocks (Cost $19,600,960)		$25,042,422

MONEY MARKET FUNDS — 8.5%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (a)	7,936,646	$7,936,646
Federated Treasury Obligations Fund - Institutional Shares, 0.01% (a)	6,339,146	6,339,146
Total Money Market Funds (Cost $14,275,792)		$14,275,792

Total Investments at Market Value — 99.2% (Cost $160,834,709)		$167,436,452

Other Assets in Excess of Liabilities — 0.8%		1,300,620

Net Assets — 100.0%		$168,737,072

(a)	The rate shown is the 7-day effective yield as of June 30, 2014.

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2014 (Unaudited)

	Ave Maria Catholic Values Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund
ASSETS
Investment securities:
At cost	$186,219,023	$194,282,817	$677,022,080
At market value (Note 1)	$252,444,477	$286,871,464	$853,429,236
Affiliated investments, at market value (Cost $1,107,092) (Note 5)	3,539,642	—	—
Receivable for investment securities sold	—	1,293,265	1,969,880
Receivable for capital shares sold	119,740	288,372	2,606,864
Dividends receivable	186,305	172,521	938,110
Other assets	21,376	24,547	48,771
TOTAL ASSETS	256,311,540	288,650,169	858,992,861

LIABILITIES
Dividends payable	—	—	1,967,449
Payable for investment securities purchased	—	1,582,397	2,510,049
Payable for capital shares redeemed	117,710	347,701	654,421
Payable to Adviser (Note 2)	592,183	674,664	1,498,673
Payable to administrator (Note 2)	27,994	31,371	79,805
Accrued shareholder servicing fees (Note 2)	74,878	17,382	—
Other accrued expenses and liabilities	15,160	16,128	47,462
TOTAL LIABILITIES	827,925	2,669,643	6,757,859

NET ASSETS	$255,483,615	$285,980,526	$852,235,002

NET ASSETS CONSIST OF:
Paid-in capital	$170,049,083	$167,193,727	$650,360,925
Accumulated net investment income (loss)	(82,663)	(207,064)	607
Accumulated net realized gains from security transactions	16,859,191	26,405,216	25,466,314
Net unrealized appreciation on investments	68,658,004	92,588,647	176,407,156
NET ASSETS	$255,483,615	$285,980,526	$852,235,002
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	11,610,233	9,489,800	45,644,185
Net asset value, offering price and redemption price per share (Note 1)	$22.01	$30.14	$18.67

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2014 (Unaudited) (Continued)

	Ave Maria Opportunity Fund	Ave Maria World Equity Fund	Ave Maria Bond Fund
ASSETS
Investment securities:
At amortized cost	$46,559,485	$34,970,661	$160,834,709
At market value (Note 1)	$58,131,010	$41,651,434	$167,436,452
Cash	—	38,234	—
Receivable for capital shares sold	139,891	41,687	602,314
Dividends and interest receivable	10,915	34,009	1,003,630
Other assets	19,028	19,451	23,898
TOTAL ASSETS	58,300,844	41,784,815	169,066,294

LIABILITIES
Dividends payable	—	—	137,445
Payable for investment securities purchased	—	185,854	—
Payable for capital shares redeemed	29,135	150	36,807
Payable to Adviser (Note 2)	117,807	100,902	124,080
Payable to administrator (Note 2)	6,291	4,508	13,886
Other accrued expenses	7,988	7,307	17,004
TOTAL LIABILITIES	161,221	298,721	329,222

NET ASSETS	$58,139,623	$41,486,094	$168,737,072

NET ASSETS CONSIST OF:
Paid-in capital	$42,451,459	$32,262,287	$158,309,019
Accumulated net investment income (loss)	(175,959)	85,229	463
Accumulated net realized gains from security transactions	4,292,598	2,457,805	3,825,847
Net unrealized appreciation on investments	11,571,525	6,680,773	6,601,743
NET ASSETS	$58,139,623	$41,486,094	$168,737,072
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	3,893,667	2,850,542	14,667,732
Net asset value, offering price and redemption price per share (Note 1)	$14.93	$14.55	$11.50

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF OPERATIONS
For the Six Months Ended June 30, 2014 (Unaudited)

	Ave Maria Catholic Values Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund
INVESTMENT INCOME
Dividends	$1,561,266	$1,659,653	$6,904,302

EXPENSES
Investment advisory fees (Note 2)	1,167,922	1,332,414	2,833,508
Administration, accounting and transfer agent fees (Note 2)	166,029	187,045	446,483
Shareholder servicing fees (Note 2)	184,409	210,382	—
Legal and audit fees	23,252	24,123	39,810
Postage and supplies	26,364	31,727	55,130
Registration and filing fees	16,652	18,539	44,794
Trustees’ fees and expenses (Note 2)	19,193	19,193	19,193
Custodian and bank service fees	9,073	9,950	25,091
Compliance service fees and expenses (Note 2)	6,207	7,092	18,297
Advisory board fees and expenses (Note 2)	5,017	5,017	5,017
Insurance expense	5,370	5,695	12,791
Printing of shareholder reports	4,919	5,664	8,459
Other expenses	9,522	9,876	14,353
TOTAL EXPENSES	1,643,929	1,866,717	3,522,926

NET INVESTMENT INCOME (LOSS)	(82,663)	(207,064)	3,381,376

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from security transactions	17,087,232	26,657,515	25,740,222
Net change in unrealized appreciation/depreciation on investments	(7,563,300)	(27,106,782)	24,771,198
Net change in unrealized appreciation/depreciation on affiliated investments (Note 5)	(209,379)	—	—
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	9,314,553	(449,267)	50,511,420

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$9,231,890	$(656,331)	$53,892,796

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF OPERATIONS
For the Six Months Ended June 30, 2014 (Unaudited) (Continued)

	Ave Maria Opportunity Fund	Ave Maria World Equity Fund	Ave Maria Bond Fund
INVESTMENT INCOME
Dividends	$163,446	$401,697	$245,496
Foreign withholding taxes on dividends	(3,750)	(23,196)	—
Interest	—	—	1,004,631
TOTAL INCOME	159,696	378,501	1,250,127

EXPENSES
Investment advisory fees (Note 2)	255,098	196,958 *	256,485	*
Administration, accounting and transfer agent fees (Note 2)	36,275	26,413	79,491
Shareholder servicing fees (Note 2)	—	—	—
Legal and audit fees	17,829	17,386	20,870
Postage and supplies	8,193	5,342	15,053
Registration and filing fees	12,922	12,693	21,244
Trustees’ fees and expenses (Note 2)	19,193	19,193	19,193
Custodian and bank service fees	3,164	1,954	5,640
Compliance service fees and expenses (Note 2)	1,422	1,091	3,927
Advisory board fees and expenses (Note 2)	5,017	5,017	5,017
Insurance expense	1,070	780	3,189
Printing of shareholder reports	1,987	1,551	3,068
Other expenses	5,277	4,894	12,457
TOTAL EXPENSES	367,447	293,272	445,634
Less fee reductions by the Adviser (Note 2)	(31,792)	—	—
NET EXPENSES	335,655	293,272	445,634

NET INVESTMENT INCOME (LOSS)	(175,959)	85,229	804,493

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from security transactions	4,322,750	2,457,805	3,825,847
Net change in unrealized appreciation/depreciation on investments	(861,507)	(740,093)	(2,071,255)
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	3,461,243	1,717,712	1,754,592

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,285,284	$1,802,941	$2,559,085

*	Includes $11,219 and $19,343 of prior years’ advisory fee reductions recouped by the Adviser from the Ave Maria World Equity Fund and the Ave Maria Bond Fund, respectively (Note 2).

See notes to financial statements.

AVE MARIA CATHOLIC VALUES FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
FROM OPERATIONS
Net investment loss	$(82,663)	$(50,151)
Net realized gains from security transactions	17,087,232	13,645,029
Net realized gains from in-kind redemptions (Note 1)	—	2,217,896
Net change in unrealized appreciation/depreciation on investments	(7,563,300)	35,292,390
Net change in unrealized appreciation/depreciation on affiliated investments (Note 5)	(209,379)	294,262
Net increase in net assets resulting from operations	9,231,890	51,399,426

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains on investments	—	(13,593,202)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	13,361,521	29,976,323
Reinvestment of distributions to shareholders	—	12,568,399
Payments for shares redeemed	(13,910,790)	(24,649,834)
Net increase (decrease) in net assets from capital share transactions	(549,269)	17,894,888

TOTAL INCREASE IN NET ASSETS	8,682,621	55,701,112

NET ASSETS
Beginning of period	246,800,994	191,099,882
End of period	$255,483,615	$246,800,994

ACCUMULATED NET INVESTMENT LOSS	$(82,663)	$—

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	627,734	1,502,325
Shares issued in reinvestment of distributions to shareholders	—	595,095
Shares redeemed	(652,510)	(1,213,180)
Net increase (decrease) in shares outstanding	(24,776)	884,240
Shares outstanding, beginning of period	11,635,009	10,750,769
Shares outstanding, end of period	11,610,233	11,635,009

See notes to financial statements.

AVE MARIA GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
FROM OPERATIONS
Net investment loss	$(207,064)	$(708,957)
Net realized gains from security transactions	26,657,515	10,866,038
Net change in unrealized appreciation/depreciation on investments	(27,106,782)	55,757,941
Net increase (decrease) in net assets resulting from operations	(656,331)	65,915,022

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains on investments	—	(9,031,799)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	23,561,584	66,833,710
Reinvestment of distributions to shareholders	—	8,286,790
Payments for shares redeemed	(22,057,201)	(45,632,663)
Net increase in net assets from capital share transactions	1,504,383	29,487,837

TOTAL INCREASE IN NET ASSETS	848,052	86,371,060

NET ASSETS
Beginning of period	285,132,474	198,761,414
End of period	$285,980,526	$285,132,474

ACCUMULATED NET INVESTMENT LOSS	$(207,064)	$—

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	791,059	2,493,809
Shares issued in reinvestment of distributions to shareholders	—	274,943
Shares redeemed	(744,531)	(1,709,714)
Net increase in shares outstanding	46,528	1,059,038
Shares outstanding, beginning of period	9,443,272	8,384,234
Shares outstanding, end of period	9,489,800	9,443,272

See notes to financial statements.

AVE MARIA RISING DIVIDEND FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
FROM OPERATIONS
Net investment income	$3,381,376	$5,673,098
Net realized gains from security transactions	25,740,222	12,208,133
Net change in unrealized appreciation/depreciation on investments	24,771,198	120,534,622
Net increase in net assets resulting from operations	53,892,796	138,415,853

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(3,380,769)	(5,673,774)
From net realized gains on investments	—	(12,211,020)
Decrease in net assets from distributions to shareholders	(3,380,769)	(17,884,794)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	156,016,582	338,177,149
Reinvestment of distributions to shareholders	3,033,504	16,386,212
Payments for shares redeemed	(67,477,170)	(68,852,912)
Net increase in net assets from capital share transactions	91,572,916	285,710,449

TOTAL INCREASE IN NET ASSETS	142,084,943	406,241,508

NET ASSETS
Beginning of period	710,150,059	303,908,551
End of period	$852,235,002	$710,150,059

ACCUMULATED NET INVESTMENT INCOME	$607	$—

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	8,876,712	21,328,062
Shares issued in reinvestment of distributions to shareholders	165,941	956,838
Shares redeemed	(3,838,520)	(4,366,681)
Net increase in shares outstanding	5,204,133	17,918,219
Shares outstanding, beginning of period	40,440,052	22,521,833
Shares outstanding, end of period	45,644,185	40,440,052

See notes to financial statements.

AVE MARIA OPPORTUNITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
FROM OPERATIONS
Net investment loss	$(175,959)	$(79,682)
Net realized gains from security transactions	4,322,750	2,055,099
Net change in unrealized appreciation/depreciation on investments	(861,507)	8,192,578
Net increase in net assets resulting from operations	3,285,284	10,167,995

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains on investments	—	(1,123,357)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	6,567,464	12,608,527
Reinvestment of distributions to shareholders	—	1,019,549
Payments for shares redeemed	(3,418,170)	(7,465,029)
Net increase in net assets from capital share transactions	3,149,294	6,163,047

TOTAL INCREASE IN NET ASSETS	6,434,578	15,207,685

NET ASSETS
Beginning of period	51,705,045	36,497,360
End of period	$58,139,623	$51,705,045

ACCUMULATED NET INVESTMENT LOSS	$(175,959)	$—

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	461,406	977,794
Shares issued in reinvestment of distributions to shareholders	—	72,877
Shares redeemed	(240,457)	(584,770)
Net increase in shares outstanding	220,949	465,901
Shares outstanding, beginning of period	3,672,718	3,206,817
Shares outstanding, end of period	3,893,667	3,672,718

See notes to financial statements.

AVE MARIA WORLD EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
FROM OPERATIONS
Net investment income	$85,229	$88,098
Net realized gains from security transactions	2,457,805	1,304,333
Net change in unrealized appreciation/depreciation on investments	(740,093)	5,350,516
Net increase in net assets resulting from operations	1,802,941	6,742,947

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(88,197)
From net realized gains on investments	—	(610,855)
Decrease in net assets from distributions to shareholders	—	(699,052)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	5,556,357	13,380,779
Reinvestment of distributions to shareholders	—	585,119
Payments for shares redeemed	(5,743,122)	(4,375,713)
Net increase (decrease) in net assets from capital share transactions	(186,765)	9,590,185

TOTAL INCREASE IN NET ASSETS	1,616,176	15,634,080

NET ASSETS
Beginning of period	39,869,918	24,235,838
End of period	$41,486,094	$39,869,918

ACCUMULATED NET INVESTMENT INCOME	$85,229	$—

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	403,159	1,054,553
Shares issued in reinvestment of distributions to shareholders	—	42,277
Shares redeemed	(420,337)	(344,416)
Net increase (decrease) in shares outstanding	(17,178)	752,414
Shares outstanding, beginning of period	2,867,720	2,115,306
Shares outstanding, end of period	2,850,542	2,867,720

See notes to financial statements.

AVE MARIA BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
FROM OPERATIONS
Net investment income	$804,493	$1,326,826
Net realized gains from security transactions	3,825,847	2,846,592
Net change in unrealized appreciation/depreciation on investments	(2,071,255)	3,614,498
Net increase in net assets resulting from operations	2,559,085	7,787,916

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(804,030)	(1,326,871)
From net realized gains on investments	—	(2,847,211)
Decrease in net assets from distributions to shareholders	(804,030)	(4,174,082)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	32,790,897	61,108,576
Reinvestment of distributions to shareholders	658,943	3,445,382
Payments for shares redeemed	(16,217,542)	(31,460,772)
Net increase in net assets from capital share transactions	17,232,298	33,093,186

TOTAL INCREASE IN NET ASSETS	18,987,353	36,707,020

NET ASSETS
Beginning of period	149,749,719	113,042,699
End of period	$168,737,072	$149,749,719

ACCUMULATED NET INVESTMENT INCOME	$463	$—

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	2,881,029	5,383,619
Shares issued in reinvestment of distributions to shareholders	57,680	303,093
Shares redeemed	(1,425,073)	(2,770,598)
Net increase in shares outstanding	1,513,636	2,916,114
Shares outstanding, beginning of period	13,154,096	10,237,982
Shares outstanding, end of period	14,667,732	13,154,096

See notes to financial statements.

AVE MARIA CATHOLIC VALUES FUND
 FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013		Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
Net asset value at beginning of period	$21.21		$17.78		$16.20	$16.42	$13.63	$9.91

Income (loss) from investment operations:
Net investment income (loss)	(0.01)		(0.00	)(a)	0.06	(0.01)	0.01	0.01
Net realized and unrealized gains (losses) on investments	0.81		4.66		2.09	(0.21)	2.79	3.72
Total from investment operations	0.80		4.66		2.15	(0.22)	2.80	3.73

Less distributions:
From net investment income	—		—		(0.06)	—	(0.01)	(0.01)
From net realized gains on investments	—		(1.23)		(0.51)	—	—	—
Total distributions	—		(1.23)		(0.57)	—	(0.01)	(0.01)

Net asset value at end of period	$22.01		$21.21		$17.78	$16.20	$16.42	$13.63

Total return (b)	3.8	%(c)	26.2%		13.3%	(1.3%)	20.5%	37.6%

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$255,484		$246,801		$191,100	$180,050	$187,913	$170,634

Ratio of net expenses to average net assets (d)	1.34	%(e)	1.42%		1.48%	1.50%	1.50%	1.50%

Ratio of net investment income (loss) to average net assets	(0.07	)%(e)	(0.02%)		0.35%	(0.08%)	0.04%	0.07%

Portfolio turnover rate	15	%(c)	29%		25%	29%	33%	58%

(a)	Amount rounds to less than $0.01 per share.

(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Absent investment advisory fee reductions by the Adviser, the ratio of expenses to average net assets would have been 1.51% and 1.56% for the years ended December 31, 2010 and 2009, respectively (Note 2).

(e)	Annualized.

See notes to financial statements.

AVE MARIA GROWTH FUND
 FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
Net asset value at beginning of period	$30.19		$23.71	$20.67	$20.56	$16.26	$12.86

Income (loss) from investment operations:
Net investment loss	(0.02)		(0.08)	(0.04)	(0.06)	(0.05)	(0.02)
Net realized and unrealized gains (losses) on investments	(0.03)		7.55	3.08	0.17	4.35	3.42
Total from investment operations	(0.05)		7.47	3.04	0.11	4.30	3.40

Less distributions:
From net realized gains on investments	—		(0.99)	—	—	—	—

Net asset value at end of period	$30.14		$30.19	$23.71	$20.67	$20.56	$16.26

Total return (a)	(0.2	)%(b)	31.5%	14.7%	0.5%	26.5%	26.4%

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$285,981		$285,132	$198,761	$162,072	$147,443	$115,626

Ratio of net expenses to average net assets (c)	1.33	%(d)	1.43%	1.50%	1.50%	1.50%	1.50%

Ratio of net investment loss to average net assets	(0.15	)%(d)	(0.29%)	(0.17%)	(0.29%)	(0.29%)	(0.16%)

Portfolio turnover rate	19	%(b)	18%	33%	10%	25%	9%

(a)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.

(c)	Absent investment advisory fee reductions by the Adviser, the ratio of expenses to average net assets would have been 1.52% and 1.61% for the years ended December 31, 2010 and 2009, respectively (Note 2).

(d)	Annualized.

See notes to financial statements.

AVE MARIA RISING DIVIDEND FUND
 FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
Net asset value at beginning of period	$17.56		$13.49	$12.68	$12.51	$10.77	$8.72

Income from investment operations:
Net investment income	0.08		0.17	0.23	0.18	0.17	0.13
Net realized and unrealized gains on investments	1.11		4.38	1.51	0.40	1.74	2.05
Total from investment operations	1.19		4.55	1.74	0.58	1.91	2.18

Less distributions:
From net investment income	(0.08)		(0.17)	(0.23)	(0.18)	(0.17)	(0.13)
From net realized gains on investments	—		(0.31)	(0.70)	(0.23)	—	—
Total distributions	(0.08)		(0.48)	(0.93)	(0.41)	(0.17)	(0.13)

Net asset value at end of period	$18.67		$17.56	$13.49	$12.68	$12.51	$10.77

Total return (a)	6.8	%(b)	33.9%	13.9%	4.6%	17.9%	25.3%

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$852,235		$710,150	$303,909	$223,982	$127,022	$102,861

Ratio of expenses to average net assets	0.93	%(c)	0.97%	0.99%	1.02%	1.06%	1.11%

Ratio of net investment income to average net assets	0.89	%(c)	1.16%	1.75%	1.45%	1.52%	1.42%

Portfolio turnover rate	15	%(b)	14%	37%	22%	34%	63%

(a)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.

(c)	Annualized.

See notes to financial statements.

AVE MARIA OPPORTUNITY FUND
 FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
Net asset value at beginning of period	$14.08		$11.38	$10.99	$10.85	$9.11	$6.47

Income (loss) from investment operations:
Net investment income (loss)	(0.05)		(0.02)	0.03	(0.03)	0.01	(0.02)
Net realized and unrealized gains on investments	0.90		3.03	0.39	0.17	1.74	2.66
Total from investment operations	0.85		3.01	0.42	0.14	1.75	2.64

Less distributions:
From net investment income	—		—	(0.03)	—	(0.01)	—
From net realized gains on investments	—		(0.31)	—	—	—	—
Total distributions	—		(0.31)	(0.03)	—	(0.01)	—

Net asset value at end of period	$14.93		$14.08	$11.38	$10.99	$10.85	$9.11

Total return (a)	6.0	%(b)	26.5%	3.8%	1.3%	19.2%	40.8%

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$58,140		$51,705	$36,497	$33,727	$24,794	$16,787

Ratio of net expenses to average net assets (c)	1.25	%(d)	1.25%	1.25%	1.25%	1.25%	1.25%

Ratio of net investment income (loss) to average net assets	(0.65	)%(d)	(0.18%)	0.25%	(0.32%)	0.07%	(0.25%)

Portfolio turnover rate	26	%(b)	58%	84%	101%	81%	113%

(a)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.

(c)	Absent investment advisory fee reductions and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 1.37%(d), 1.40%, 1.43%, 1.48%, 1.79% and 2.31% for the periods ended June 30, 2014, December 31, 2013, 2012, 2011, 2010 and 2009, respectively (Note 2).

(d)	Annualized.

See notes to financial statements.

AVE MARIA WORLD EQUITY FUND
 FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Period Ended December 31, 2010(a)
Net asset value at beginning of period	$13.90		$11.46	$10.11	$11.24	$10.00

Income (loss) from investment operations:
Net investment income	0.03		0.03	0.05	0.05	0.00	(b)
Net realized and unrealized gains (losses) on investments	0.62		2.66	1.35	(1.13)	1.24
Total from investment operations	0.65		2.69	1.40	(1.08)	1.24

Less distributions:
From net investment income	—		(0.03)	(0.05)	(0.05)	—
From net realized gains on investments	—		(0.22)	—	—	—
Total distributions	—		(0.25)	(0.05)	(0.05)	—

Net asset value at end of period	$14.55		$13.90	$11.46	$10.11	$11.24

Total return (c)	4.7	%(d)	23.5%	13.8%	(9.6%)	12.4	%(d)

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$41,486		$39,870	$24,236	$20,324	$12,000

Ratio of net expenses to average net assets (e)	1.50	%(f)	1.50%	1.50%	1.50%	1.50	%(f)

Ratio of net investment income to average net assets	0.44	%(f)	0.28%	0.46%	0.58%	0.01	%(f)

Portfolio turnover rate	19	%(d)	31%	33%	13%	5	%(d)

(a)	Represents the period from the initial public offering (April 30, 2010) through December 31, 2010.

(b)	Amount rounds to less than $0.01 per share.

(c)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.

(e)	Absent investment advisory fee reductions by the Adviser, the ratio of expenses to average net assets would have been 1.55%, 1.63%, 1.78% and 2.45%(f) for the periods ended December 31, 2013, 2012, 2011 and 2010, respectively (Note 2).

(f)	Annualized.

See notes to financial statements.

AVE MARIA BOND FUND
 FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
Net asset value at beginning of period	$11.38		$11.04	$10.87	$10.90	$10.48	$9.79

Income from investment operations:
Net investment income	0.06		0.11	0.18	0.21	0.26	0.29
Net realized and unrealized gains on investments	0.12		0.56	0.32	0.15	0.43	0.69
Total from investment operations	0.18		0.67	0.50	0.36	0.69	0.98

Less distributions:
From net investment income	(0.06)		(0.11)	(0.18)	(0.21)	(0.26)	(0.29)
From net realized gains on investments	—		(0.22)	(0.15)	(0.18)	(0.01)	—
Total distributions	(0.06)		(0.33)	(0.33)	(0.39)	(0.27)	(0.29)

Net asset value at end of period	$11.50		$11.38	$11.04	$10.87	$10.90	$10.48

Total return (a)	1.6	%(b)	6.1%	4.6%	3.3%	6.7%	10.2%

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$168,737		$149,750	$113,043	$92,401	$74,606	$51,788

Ratio of net expenses to average net assets (c)	0.56	%(d)	0.70%	0.70%	0.70%	0.70%	0.66%

Ratio of net investment income to average net assets	1.02	%(d)	1.01%	1.64%	1.96%	2.38%	2.90%

Portfolio turnover rate	14	%(b)	17%	21%	27%	24%	27%

(a)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.

(c)	Absent investment advisory fee reductions by the Adviser, the ratio of expenses to average net assets would have been 0.71%, 0.73%, 0.85% and 0.93% for the years ended December 31, 2012, 2011, 2010 and 2009, respectively (Note 2).

(d)	Annualized.

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
 June 30, 2014 (Unaudited)

1.	Organization and Significant Accounting Policies

The Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund, the Ave Maria World Equity Fund and the Ave Maria Bond Fund (collectively, the “Funds”) are each a diversified series of the Schwartz Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940 and established as an Ohio business trust under a Declaration of Trust dated August 31, 1992. The Ave Maria Catholic Values Fund commenced the public offering of its shares on May 1, 2001. The public offering of shares of the Ave Maria Growth Fund and the Ave Maria Bond Fund commenced on May 1, 2003. The Ave Maria Rising Dividend Fund commenced the public offering of its shares on May 2, 2005. The Ave Maria Opportunity Fund commenced the public offering of its shares on May 1, 2006. The Ave Maria World Equity Fund commenced the public offering of its shares on April 30, 2010.

The investment objective of the Ave Maria Catholic Values Fund is to seek long-term capital appreciation from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Growth Fund is to seek long-term capital appreciation, using the growth style, from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Rising Dividend Fund is to provide increasing dividend income over time, long-term growth of capital, and a reasonable level of current income from investments in dividend-paying common stocks of companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Opportunity Fund is long-term capital appreciation from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria World Equity Fund is to seek long-term capital appreciation from equity investments in U.S. and non-U.S. companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Bond Fund is to seek preservation of principal with a reasonable level of current income in corporate debt and equity securities that do not violate core values and teachings of the Roman Catholic Church. See the Funds’ Prospectus for information regarding the investment strategies of each Fund.

Shares of each Fund are sold at net asset value. To calculate the net asset value, each Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The offering price and redemption price per share are equal to the net asset value per share for each Fund.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

The following is a summary of significant accounting policies followed by the Funds:

(a) Valuation of investments – Securities which are traded on stock exchanges are valued at the closing sales price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price or, if an official close price is not available, at the most recently quoted bid price. Securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid price. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Investments in shares of other open-end investment companies are valued at their net asset value as reported by such companies. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees, and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to a Fund’s net asset value calculation. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Funds’ normal pricing procedures. Short-term instruments (those with remaining maturities of 60 days or less at the time of purchase) may be valued at amortized cost, which approximates market value.

Accounting principles generally accepted in the United States (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

U.S. Treasury Obligations, U.S. Government Agency Obligations and Corporate Bonds held by the Ave Maria Bond Fund are classified as Level 2 since the values for such securities are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Funds’ investments, by security type, as of June 30, 2014:

Ave Maria Catholic Values Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$227,388,292	$—	$—	$227,388,292
Warrants	2,845,700	—	—	2,845,700
Exchange-Traded Funds	3,542,000	—	—	3,542,000
Money Market Funds	22,208,127	—	—	22,208,127
Total	$255,984,119	$—	$—	$255,984,119

Ave Maria Growth Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$255,515,735	$—	$—	$255,515,735
Money Market Funds	31,355,729	—	—	31,355,729
Total	$286,871,464	$—	$—	$286,871,464

Ave Maria Rising Dividend Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$749,126,075	$—	$—	$749,126,075
Warrants	5,820,750	—	—	5,820,750
Exchange-Traded Funds	5,989,200	—	—	5,989,200
Money Market Funds	92,493,211	—	—	92,493,211
Total	$853,429,236	$—	$—	$853,429,236

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

Ave Maria Opportunity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$48,431,846	$—	$—	$48,431,846
Exchange-Traded Funds	538,908	—	—	538,908
Money Market Funds	9,160,256	—	—	9,160,256
Total	$58,131,010	$—	$—	$58,131,010

Ave Maria World Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$36,692,705	$—	$—	$36,692,705
Exchange-Traded Funds	386,400	—	—	386,400
Money Market Funds	4,572,329	—	—	4,572,329
Total	$41,651,434	$—	$—	$41,651,434

Ave Maria Bond Fund	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$44,768,487	$—	$44,768,487
U.S. Government Agency Obligations	—	1,024,121	—	1,024,121
Corporate Bonds	—	82,325,630	—	82,325,630
Common Stocks	25,042,422	—	—	25,042,422
Money Market Funds	14,275,792	—	—	14,275,792
Total	$39,318,214	$128,118,238	$—	$167,436,452

Refer to each Fund’s Schedule of Investments for a listing of the securities by security type and sector or industry type. As of June 30, 2014, the Funds did not have any transfers in and out of any Level. There were no Level 3 securities or derivative instruments held by the Funds as of June 30, 2014. It is the Funds’ policy to recognize transfers into and out of all Levels at the end of the reporting period.

(b) Income taxes – Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve each Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized gains are distributed in accordance with the Code. Accordingly, no provision for income tax has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98.2% of its net realized capital gains plus undistributed amounts from prior years.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

The following information is computed on a tax basis for each item as of June 30, 2014:

	Ave Maria Catholic Values Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund	Ave Maria Opportunity Fund	Ave Maria World Equity Fund	Ave Maria Bond Fund
Accumulated ordinary income (loss)	$(82,663)	$784,541	$20,118	$745,266	$489,812	$92,538
Net unrealized appreciation	68,428,992	92,530,456	176,227,379	11,549,719	6,680,773	6,601,743
Other gains	17,088,203	25,471,802	25,626,580	3,393,179	2,053,222	3,733,772
Accumulated earnings	$85,434,532	$118,786,799	$201,874,077	$15,688,164	$9,223,807	$10,428,053

The following information is based upon the federal income tax cost of the Funds’ investment securities as of June 30, 2014:

	Ave Maria Catholic Values Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund	Ave Maria Opportunity Fund	Ave Maria World Equity Fund	Ave Maria Bond Fund
Gross unrealized appreciation	$72,717,604	$95,145,979	$180,345,624	$12,227,627	$7,158,279	$6,806,503
Gross unrealized depreciation	(4,288,612)	(2,615,523)	(4,118,245)	(677,908)	(477,506)	(204,760)
Net unrealized appreciation	$68,428,992	$92,530,456	$176,227,379	$11,549,719	$6,680,773	$6,601,743
Federal income tax cost	$187,555,127	$194,341,008	$677,201,857	$46,581,291	$34,970,661	$160,834,709

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund and the Ave Maria Opportunity Fund is due to certain timing differences in the recognition of capital losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales. There is no difference between the federal income tax cost and the financial statement cost for the Ave Maria World Equity Fund and the Ave Maria Bond Fund as of June 30, 2014.

During the year ended December 31, 2013, the Ave Maria Catholic Values Fund realized $2,217,896 of net capital gains resulting from in-kind redemptions – in which shareholders who redeemed Fund shares received securities held by the Fund rather than cash. The Fund recognizes a gain on in-kind redemptions to the extent that the value of the distributed securities on the date of redemption exceeds the cost of those securities. Such gains are not taxable to the Fund and are not required to be distributed to shareholders.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

tax returns for the current and all open tax years (tax years ended December 31, 2010 through December 31, 2013) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

(c) Security transactions and investment income – Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. Cost of investments includes amortization of premiums and accretion of discounts. Realized gains and losses on securities sold are determined on a specific identification basis.

(d) Dividends and distributions – Dividends from net investment income, if any, are declared and paid annually in December for the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Opportunity Fund and the Ave Maria World Equity Fund. Dividends from net investment income, if any, are declared and paid quarterly for the Ave Maria Rising Dividend Fund and are declared and paid monthly for the Ave Maria Bond Fund. Each Fund expects to distribute any net realized capital gains annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid during the periods ended June 30, 2014 and December 31, 2013 was as follows:

Period Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
Ave Maria Catholic Values Fund:
June 30, 2014	$—	$—	$—
December 31, 2013	$113,755	$13,479,447	$13,593,202
Ave Maria Growth Fund:
June 30, 2014	$—	$—	$—
December 31, 2013	$—	$9,031,799	$9,031,799
Ave Maria Rising Dividend Fund:
June 30, 2014	$3,380,769	$—	$3,380,769
December 31, 2013	$5,673,774	$12,211,020	$17,884,794
Ave Maria Opportunity Fund:
June 30, 2014	$—	$—	$—
December 31, 2013	$—	$1,123,357	$1,123,357
Ave Maria World Equity Fund:
June 30, 2014	$—	$—	$—
December 31, 2013	$88,197	$610,855	$699,052
Ave Maria Bond Fund
June 30, 2014	$804,030	$—	$804,030
December 31, 2013	$1,368,228	$2,805,854	$4,174,082

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

(e) Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f) Common expenses – Common expenses of the Trust are allocated among the Funds of the Trust based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

2.	Investment Advisory Agreements and Transactions with Related Parties

The Chairman and President of the Trust is also the Chairman and Chief Investment Officer of Schwartz Investment Counsel, Inc. (the “Adviser”). Certain other officers of the Trust are officers of the Adviser, or of Ultimus Fund Solutions, LLC (“Ultimus”), the administrative, accounting and transfer agent for the Funds, or of Ultimus Fund Distributors, LLC (the “Distributor”), the Funds’ principal underwriter.

Pursuant to Investment Advisory Agreements between the Trust and the Adviser, the Adviser is responsible for the management of each Fund and provides investment advice along with the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Funds. The Adviser receives from each of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Opportunity Fund and the Ave Maria World Equity Fund a quarterly fee at the annual rate of 0.95% of its average daily net assets. The Adviser receives from the Ave Maria Rising Dividend Fund and the Ave Maria Bond Fund a quarterly fee at the annual rate of 0.75% and 0.30%, respectively, of average daily net assets.

The Adviser has contractually agreed to reduce its advisory fees or reimburse a portion of operating expenses until at least May 1, 2015 so that: the net expenses of each of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and the Ave Maria World Equity Fund do not exceed 1.50% per annum of average daily net assets; the net expenses of each of the Ave Maria Rising Dividend Fund and the Ave Maria Opportunity Fund do not exceed 1.25% per annum of average daily net assets; and the net expenses of each of the Ave Maria Bond Fund do not exceed 0.70% per annum of average daily net assets. During the six months ended June 30, 2014, the Adviser reduced its investment advisory fees by $31,792 with respect to the Ave Maria Opportunity Fund.

Any fee reductions or expense reimbursements by the Adviser are subject to repayment by the Funds for a period of three years from the end of the fiscal year during which such reductions or reimbursements occurred, provided the Funds are able to effect such repayment and remain in compliance with any undertaking by the Adviser to limit expenses of the Funds. During the six months ended June 30, 2014, the Adviser

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

recouped previous investment advisory fee reductions of $11,219 from the Ave Maria World Equity Fund and $19,343 from the Ave Maria Bond Fund. As of June 30, 2014, the amounts of fee reductions available for reimbursement to the Adviser are as follows:

Ave Maria Opportunity Fund	$236,830
Ave Maria World Equity Fund	$84,550

The Adviser may recapture a portion of the above amounts no later than the dates as stated below:

	December 31, 2014	December 31, 2015	December 31, 2016	December 31, 2017
Ave Maria Opportunity Fund	$71,816	$67,326	$65,896	$31,792
Ave Maria World Equity Fund	$37,777	$29,651	$17,122	$—

The Chief Compliance Officer of the Trust (the “CCO”) is an employee of the Adviser. The Trust pays the Adviser a fee for providing CCO services, of which each Fund pays its proportionate share along with the other series of the Trust. In addition, the Trust reimburses the Adviser for out-of-pocket expenses incurred, if any, for providing these services.

Pursuant to a Mutual Fund Services Agreement between the Trust and Ultimus, Ultimus supplies regulatory and compliance services, calculates the daily net asset value per share of each Fund, maintains the financial books and records of the Funds, maintains the records of each shareholder’s account, and processes purchases and redemptions of each Fund’s shares. For the performance of these services, Ultimus receives fees computed as a percentage of the average daily net assets of each of the Funds, subject to a minimum monthly fee.

Pursuant to a Distribution Agreement between the Trust and the Distributor, the Distributor serves as each Fund’s exclusive agent for the distribution of its shares. The Distributor is an affiliate of Ultimus.

The Ave Maria Catholic Values Fund and the Ave Maria Growth Fund have adopted a Shareholder Servicing Plan (the “Plan”) which allows such Funds to make payments to financial organizations (including the Adviser and other affiliates of each Fund) for providing account administration and personnel and account maintenance services to Fund shareholders. The annual service fee may not exceed an amount equal to 0.25% of each Fund’s average daily net assets. During the six months ended June 30, 2014, the total expenses incurred pursuant to the Plan were $184,409 and $210,382 for the Ave Maria Catholic Values Fund and the Ave Maria Growth Fund, respectively.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus receives from the Trust an annual retainer of $26,000 (except that such fee is $32,000 for the Lead Independent Trustee and $13,000 for any Emeritus Trustee), payable quarterly, and a fee of $4,750 for attendance at each meeting of the Board of Trustees (except that such fee is $2,375 for any Emeritus Trustee), plus reimbursement of travel and other expenses incurred in attending meetings.

Each member of the Catholic Advisory Board (“CAB”) receives an annual retainer of $2,000 (except that such fee is $14,000 for the chairman), paid quarterly; a fee of $2,500 (except that such fee is $2,750 for the chairman) for attendance at each meeting of the CAB; plus reimbursement of travel and other expenses incurred in attending meetings.

3.	Investment Transactions

During the six months ended June 30, 2014, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments and U.S. government securities, were as follows:

	Ave Maria Catholic Values Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund	Ave Maria Opportunity Fund	Ave Maria World Equity Fund	Ave Maria Bond Fund
Purchases of investment securities	$35,902,441	$48,172,679	$153,824,012	$13,705,427	$6,988,745	$30,549,889
Proceeds from sales of investment securities	$48,987,973	$64,895,630	$104,289,602	$11,667,204	$9,573,816	$15,927,459

4.	Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
 (Continued)

5.	Affiliated Investment

A company is considered an affiliate of a Fund under the Investment Company Act of 1940 if the Fund’s holdings in that company represent 5% or more of the outstanding voting shares of that company. The Ave Maria Catholic Values Fund owns 5.30% of the outstanding voting shares of Unico American Corporation. Further detail on this holding for the six months ended June 30, 2014 appears below:

AVE MARIA CATHOLIC VALUES FUND
Affiliated Issuer Report
UNICO AMERICAN CORPORATION
From December 31, 2013 To June 30, 2014

Shares at beginning of period	282,945
Shares at end of period	282,945
Market value at beginning of period	$3,749,021
Change in unrealized appreciation (depreciation)	(209,379)
Market value at end of period	$3,539,642
Net realized gains (losses) during the period	$—
Dividend income earned during the period	$—

6.	Sector Risk

If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s net asset value per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of the Funds’ portfolios will be adversely affected. As of June 30, 2014, the Ave Maria Growth Fund had 27.0% of the value of its net assets invested in stocks within the industrials sector.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

7.	Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

AVE MARIA MUTUAL FUNDS
ABOUT YOUR FUNDS’ EXPENSES
(Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The ongoing costs reflected in the tables below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (January 1, 2014) and held until the end of the period (June 30, 2014).

The tables that follow illustrate each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ Prospectus.

AVE MARIA MUTUAL FUNDS
ABOUT YOUR FUNDS’ EXPENSES
(Unaudited) (Continued)

Ave Maria Catholic Values Fund

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,037.70	$6.77
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.15	$6.71

*	Expenses are equal to the Ave Maria Catholic Values Fund’s annualized expense ratio of 1.34% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Ave Maria Growth Fund

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$998.30	$6.59
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.20	$6.66

*	Expenses are equal to the Ave Maria Growth Fund’s annualized expense ratio of 1.33% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Ave Maria Rising Dividend Fund

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,067.60	$4.77
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.18	$4.66

*	Expenses are equal to the Ave Maria Rising Dividend Fund’s annualized expense ratio of 0.93% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

AVE MARIA MUTUAL FUNDS
ABOUT YOUR FUNDS’ EXPENSES
(Unaudited) (Continued)

Ave Maria Opportunity Fund

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,060.40	$6.39
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.60	$6.26

*	Expenses are equal to the Ave Maria Opportunity Fund’s annualized expense ratio of 1.25% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Ave Maria World Equity Fund

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,046.80	$7.61
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.36	$7.50

*	Expenses are equal to the Ave Maria World Equity Fund’s annualized expense ratio of 1.50% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Ave Maria Bond Fund

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,015.60	$2.80
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,022.02	$2.81

*	Expenses are equal to the Ave Maria Bond Fund’s annualized expense ratio of 0.56% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

AVE MARIA MUTUAL FUNDS
OTHER INFORMATION
(Unaudited)

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free (888) 726-9331, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free (888) 726-9331, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for each of the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling (888) 726-9331. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AVE MARIA MUTUAL FUNDS
APPROVAL OF ADVISORY AGREEMENTS
(Unaudited)

At an in-person meeting held on February 5, 2014, the Board of Trustees, including the Independent Trustees voting separately, approved the continuation of the Advisory Agreements with Schwartz Investment Counsel, Inc (the “Adviser”) on behalf of each of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund, the Ave Maria World Equity Fund and the Ave Maria Bond Fund (the “Ave Maria Mutual Funds” or “Funds”).

The Independent Trustees were advised and assisted throughout the process of their evaluation by independent legal counsel experienced in matters relating to the investment management industry. The Independent Trustees received advice from their independent legal counsel, including a legal memorandum, on the standards and obligations in connection with their consideration of the continuation of the Advisory Agreements. The Trustees also received and reviewed relevant information provided by the Adviser in response to requests of the Independent Trustees and their legal counsel to assist in their evaluation of the terms of the Advisory Agreements, including whether the Advisory Agreements continue to be in the best interests of the Funds and their shareholders. The Trustees reviewed, among other things: (1) industry data comparing the advisory fees and expense ratios of the Funds with those of comparable investment companies and any institutional accounts under the management of the Adviser; (2) comparative performance information; (3) the Adviser’s revenues for providing services to the Funds; and (4) information about the Adviser’s portfolio managers, investment process, compliance program and risk management processes.

The Independent Trustees took into account that they meet with the portfolio managers of the Funds at regularly scheduled meetings over the course of the year to discuss the portfolio positioning, portfolio composition, and investment program for each of the Funds. They also considered that they receive at regularly scheduled meetings reports on the Funds’ investment results and the returns of comparative market indices. The Trustees considered various factors, among them:

•	the nature, extent and quality of the services provided by the Adviser;

•	the fees charged for those services and the Adviser’s profitability with respect to the Funds (and the methodology by which such profitability was calculated);

•	the Funds’ performance;

•	the extent to which economies of scale may be realized as the Funds grow; and

•	whether current fee levels reflect these economies of scale for the benefit of the Funds’ shareholders.

Prior to voting, the Independent Trustees discussed the continuance of the Advisory Agreements with management and also met in executive session with their independent legal counsel at which no representatives of the Adviser were present.

AVE MARIA MUTUAL FUNDS
APPROVAL OF ADVISORY AGREEMENTS
(Unaudited) (Continued)

In their consideration of the nature and quality of services provided to the Funds, the Trustees evaluated the responsibilities of the Adviser under the Advisory Agreements and the investment management process applied to each Fund. The Trustees reviewed the background, education and experience of the Adviser’s key investment, research and operational personnel. The Trustees considered the overall strength and stability of the Adviser and the arrangements that have been made by the Adviser to address succession planning, including the Adviser’s assumption of the daily portfolio management responsibilities for Ave Maria Growth Fund and the adoption of a co-portfolio manager structure for Ave Maria World Equity Fund and Ave Maria Bond Fund. The Trustees considered the adequacy of the Adviser’s staffing and resources and also noted the Adviser’s hiring of an additional equity analyst. The Trustees discussed and considered the quality of administrative and other services provided to the Funds, the Adviser’s compliance program, and the Adviser’s role in coordinating such services and programs.

The Trustees reviewed the advisory fees paid by each Fund and compared such fees to the advisory fees paid by similar mutual funds as compiled by Morningstar, Inc. (“Morningstar”). The Trustees also considered the fees the Adviser charges to manage separately managed accounts having similar strategies as the Funds and agreed that the differences between the advisory fees paid by the Funds and the advisory fees paid by separately managed accounts appropriately reflect the operational and regulatory differences between advising the Funds and the separately managed accounts. The Trustees compared the total operating expense ratio of each Fund with expense ratios of representative funds within its Morningstar peer group. This analysis also took into account the various fee reductions previously agreed to by the Adviser. In considering each Fund’s advisory fee, the Trustees evaluated the Adviser’s investment management capabilities within the context of the financial markets and each Fund’s long-term investment goals. The Trustees noted that the Adviser continues to expand its internal resources devoted to the research and portfolio management process. They also considered how the Adviser has integrated the morally responsible criteria established by the Funds into its decision-making process. The Trustees noted that the Adviser has taken advantage of opportunities to purchase securities of companies having strong fundamentals and attractive dividend qualities. They further noted the favorable ratings assigned to certain Funds throughout the course of the year by Morningstar and Lipper, Inc. The Trustees concluded that, based upon the investment strategies of each Fund and the quality of services provided by the Adviser, the advisory fees paid by each Fund are reasonable.

The Trustees reviewed the Adviser’s analysis of its profitability in managing the Funds during the period ended November 30, 2013, including the methodology by which that profitability analysis was calculated. The Trustees considered that the Adviser may receive, in addition to the advisory fee, certain indirect benefits from serving as the Funds’ investment adviser, including various research services as a result of the

AVE MARIA MUTUAL FUNDS
APPROVAL OF ADVISORY AGREEMENTS
(Unaudited) (Continued)

placement of the Funds’ portfolio brokerage. The Trustees considered the costs of the Adviser to provide ongoing services to the Funds, including staffing costs and costs to maintain systems and resources that support portfolio trading, research and other portfolio management functions. Based upon their review of the financial statements of the Adviser, the Trustees concluded that the Adviser possesses the resources necessary to retain qualified professionals to support the research, advisory and administrative operations of the Funds.

The Trustees considered the short-term and long-term investment performance of each of the Ave Maria Mutual Funds in light of its respective investment objective(s). The Trustees considered each Fund’s historical performance over various periods ended November 30, 2013, as it compared to the returns of relevant indices. Based upon their review, the Trustees observed that each of the Ave Maria Rising Dividend Fund and the Ave Maria Bond Fund outperformed its respective benchmark index during the one-year period; and each of Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Opportunity Fund and the Ave Maria World Equity Fund underperformed its respective benchmark index during the one-year period. The Trustees further considered the investment performance of each of the Ave Maria Mutual Funds compared to similarly managed mutual funds as compiled by Morningstar for selected periods in 2013. Based upon their review, the Trustees observed that each of the Ave Maria Mutual Funds, except the Ave Maria Rising Dividend Fund and the Ave Maria Bond Fund, underperformed its Morningstar category average for the one-year period. The Trustees observed that the Adviser’s conservative approach to stock selections does not always afford it with the opportunity to keep pace with the strong returns of the Funds’ broader respective benchmark indices, which was the case during the one-year period ended November 30, 2013. The Trustees noted that as of December 31, 2013, the Ave Maria Growth Fund, Ave Maria Rising Dividend Fund and Ave Maria Bond Fund received a four-star (second highest possible) rating from Morningstar for their overall performance relative to other funds within the same asset class.

The Trustees also considered the existence of any economies of scale and whether those would be passed along to the Funds’ shareholders, and observed that as the Funds’ assets have grown, their respective expense ratios generally have fallen. The Trustees considered the lower annual operating expense ratios of Ave Maria Catholic Values Fund, Ave Maria Growth Fund and Ave Maria Rising Dividend Fund during the December 31, 2013 fiscal year. The Trustees noted that the annual operating expense ratios of Ave Maria Opportunity Fund, Ave Maria World Equity Fund and Ave Maria Bond Fund were unchanged for the fiscal year ended December 31, 2013. The Trustees considered the decision to eliminate the shareholder servicing fees for Ave Maria Bond Fund and the decision to reduce shareholder servicing fees for Ave Maria Catholic Values Fund

AVE MARIA MUTUAL FUNDS
APPROVAL OF ADVISORY AGREEMENTS
(Unaudited) (Continued)

and Ave Maria Growth Fund. The Trustees took note that the Adviser waived a portion of its fees for the Ave Maria Opportunity Fund and the Ave Maria World Equity Fund for the fiscal year ended December 31, 2013.

In approving the Advisory Agreements, the Independent Trustees reached the following additional conclusions: (i) the Funds’ performance over the past year has been satisfactory and, with respect to the Ave Maria Rising Dividend Fund and Ave Maria Bond Fund, outstanding; (ii) the nature, extent and quality of services provided by the Adviser are satisfactory; (iii) the advisory fees and total expenses of each Fund are competitive with comparably managed mutual funds and are acceptable, and the profits of the Adviser are reasonable and represent a fair and entrepreneurial profit in light of the quality and scope of services that are provided to each Fund; (iv) the Adviser’s commitment to cap overall operating expenses through fee reductions has enabled the Ave Maria Opportunity Fund and the Ave Maria World Equity Fund to each maintain a competitive overall expense ratio that has increased investment returns for shareholders of each of the Funds; (v) the Adviser has demonstrated its commitment to providing shareholders with additional opportunities to participate in economies of scale through various marketing efforts, by previously reducing the advisory fee rates of certain Funds and by eliminating and/or reducing the shareholder service fees for certain Funds; and (vi) the extent to which economies of scale are being achieved as the Funds grow is acceptable.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the continuance of the Advisory Agreements. Rather, the Trustees concluded, in light of a weighing and balancing of all factors considered, that it would be in the best interests of each Fund and its shareholders to renew the Advisory Agreements for an additional annual period.

Ave Maria Catholic Values Fund

Ave Maria Growth Fund

Ave Maria Rising Dividend Fund

Ave Maria Opportunity Fund

Ave Maria World Equity Fund

Ave Maria Bond Fund

Ave Maria Mutual Funds
series of Schwartz Investment Trust
801 W. Ann Arbor Trail, Suite 244
Plymouth, Michigan 48170

Board of Trustees
George P. Schwartz, CFA, Chairman
John E. Barnds, Emeritus
Louis C. Bosco, Jr.
Donald J. Dawson, Jr., Lead Independent Trustee
Joseph M. Grace
John J. McHale, Jr.

Executive Officers
George P. Schwartz, CFA, President
Richard L. Platte, Jr., CFA, V.P./Secretary
Robert C. Schwartz, CFP, Vice President
Timothy S. Schwartz, CFA, Treasurer
Cathy M. Stoner, CPA, IACCP, Chief Compliance Officer

Catholic Advisory Board
Paul R. Roney, Chairman
Lou Holtz, Emeritus
Larry Kudlow
Thomas S. Monaghan
Michael Novak
Fr. John Riccardo, STL
Phyllis Schlafly

5060 Annunciation Circle, Suite 101
Ave Maria, Florida 34142

Distributor
ULTIMUS FUND DISTRIBUTORS, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Custodian
US BANK, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

Administrator
ULTIMUS FUND SOLUTIONS, LLC
P.O. Box 46707
Cincinnati, Ohio 45246

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
111 S. Wacker Drive
Chicago, Illinois 60606

Legal Counsel
SULLIVAN & WORCESTER LLP
1666 K Street, NW, Suite 700
Washington, DC 20006

SCHWARTZ INVESTMENT COUNSEL, INC.

www.schwartzinvest.com

Item 2.	Code of Ethics.

Not required

Item 3.	Audit Committee Financial Expert.

Not required

Item 4.	Principal Accountant Fees and Services.

Not required

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Committee of Independent Trustees shall review shareholder recommendations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant’s offices and meet any minimum qualifications adopted by the Committee.  The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Schwartz Investment Trust

By (Signature and Title)*		/s/ George P. Schwartz
George P. Schwartz, President

Date	August 20, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ George P. Schwartz
George P. Schwartz, President

Date	August 20, 2014

By (Signature and Title)*		/s/ Timothy S. Schwartz
Timothy S. Schwartz, Treasurer

Date	August 20, 2014

* Print the name and title of each signing officer under his or her signature.